Exhibit 10.2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

UNIT PURCHASE AGREEMENT

by and among

ULTRAGENYX PHARMACEUTICAL INC.,

GENETX BIOTHERAPEUTICS LLC,

THE UNITHOLDERS LISTED ON SCHEDULE A

and

Deborah A. Guagliardo, as the Representative

Dated as of July 15, 2022

1

IF "1" = "1" "6799/19816-059 current/54708514v2" "" 6799/19816-059 current/54708514v2

IF "1" = "1" "6799/19816-059 current/54708514v4" "" 6799/19816-059 current/54708514v4

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Page

Section 2.26 Suppliers	35
Article III REPRESENTATIONS AND WARRANTIES OF UNITHOLDERS	36
Section 3.1 Due Organization; Authorization; Binding Agreement	36
Section 3.2 Non-Contravention	36
Section 3.3 Ownership of Units; Total Units	36
Section 3.4 Voting Power	37
Section 3.5 Reliance	37
Section 3.6 Absence of Litigation	37
Section 3.7 Brokers	37
Article IV REPRESENTATIONS AND WARRANTIES OF BUYER	37
Section 4.1 Organization; Authorization	37
Section 4.2 Authorization; No Conflict	37
Section 4.3 Brokers and Agents	38
Section 4.4 Independent Investigation	38
Article V CLOSING DELIVERIES	38
Section 5.1 By the Company	38
Section 5.2 By Buyer	339
Article VI POST-CLOSING COVENANTS	39
Section 6.1 Further Assurances	39
Section 6.2 Confidentiality	39
Section 6.3 Tax Matters	41
Section 6.4 Public Disclosures	43
Section 6.5 No Solicitation of Employees	43
Section 6.6 Competition	43
Article VII REMEDIES	44
Section 7.1 Indemnification by All Unitholders	44
Section 7.2 Indemnification by Each Unitholder	45
Section 7.3 Indemnification by Buyer	45
Section 7.4 Limitations on Indemnification Obligations	45
Section 7.5 Survival and Expiration of Representations, Warranties, Covenants and Agreements	46
Section 7.6 Indemnification Procedures	47
Section 7.7 Fraud, etc.	48
Section 7.8 Manner of Payment; Release of Escrow	48
Section 7.9 Tax Treatment of Indemnity Payments	49
Section 7.10 Exclusive Remedy	49

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(Continued)

EXHIBITS:

Exhibit A Estimated Initial Purchase Consideration Calculation

Exhibit B Net Working Capital and Net Working Capital Adjustment

SCHEDULES:

Schedule A Unitholders

Schedule B Disclosure Schedule

iii

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UNIT PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 15th day of July, 2022, by and among Ultragenyx Pharmaceutical Inc., a Delaware corporation (“Buyer”), GeneTx Biotherapeutics LLC, a Delaware limited liability company (the “Company”), the holders of Units listed on Schedule A (the “Unitholders”), and Deborah A. Guagliardo, an individual, solely in her capacity as representative of the Unitholders (the “Representative”).

RECITALS

WHEREAS, the Unitholders of the Company each granted an exclusive option (collectively, the “Option”) to Buyer to acquire such holder’s Series A Preferred Units of the Company (the “Series A Preferred Units”), if any, such holder’s Class A Common Units of the Company (the “Class A Common Units”), if any, such Class B Common Units of the Company (the “Class B Common Units”), such holder’s profits interests of the Company (the “Profits Interests” and, collectively with the Series A Preferred Units, Class A Common Units and Class B Common Units, the “Units”), if any, pursuant to the terms and conditions set forth in the Unitholder Option Agreement, dated as of August 13, 2019, as amended, by and among Buyer, the Company and the Unitholders (the “Unitholder Option Agreement”); and

WHEREAS, on July 2, 2022, Buyer exercised the Option, and pursuant to the terms and conditions of the Unitholder Option Agreement, Buyer, the Company and the Unitholders are entering into this Agreement to effectuate the sale of all outstanding Units to Buyer.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto, intending to be legally bound, hereby agree as follows:

article I

UNITS; CLOSING
Section I.1
Unit Purchase. Upon the terms and conditions of this Agreement, at the Closing, the Unitholders shall sell to Buyer, and Buyer shall purchase from the Unitholders all of the outstanding Units, free and clear of all Liens. Effective of the Closing, each Unitholder hereby assigns and transfers to Buyer all of such Unitholder’s Units, and consents to the admission of Buyer as a member of the Company with respect to such Units.
Section I.2
Closing. Upon the terms and subject to the conditions hereof, the closing of the purchase and sale of the Units pursuant to Section 1.1 (the “Closing”) will take place at 10:00 a.m. Boston time on the date hereof, or at such other time as may be mutually agreed by Buyer and Seller, by electronic exchange of documents and signatures. The date on which the Closing occurs is referred to herein as the “Closing Date.”
Section I.3
Calculation of the Purchase Consideration
(a)
Attached hereto as Exhibit A is a statement (the “Estimated Initial Purchase Consideration Calculation”) setting forth the Company’s good faith calculation and estimate of the

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Estimated Initial Purchase Consideration (as defined below) and the components thereof accompanied by reasonable supporting detail and documentation, and (ii) the percentage and aggregate amount of the Estimated Initial Purchase Consideration that each Unitholder shall be entitled to receive in accordance with the Allocation Schedule. For purposes of this Agreement, the following terms shall have the following meanings:
(i)
“Estimated Initial Purchase Consideration” means an amount equal to the Company’s good faith calculation and estimate of the following as of the Closing Date: (a) the Base Consideration, plus (b) the Estimated Net Working Capital Adjustment (which may be a negative number), minus (c) the amount of Closing Date Company Indebtedness, minus (d) the amount of Transaction Costs, plus (e) the amount of Closing Cash, minus (f) if Buyer provided a Notice of Interest on or before the Early Option Exercise Deadline, but there was not a Closing under this Agreement as of the Early Option Exercise Deadline, the Option Extension Premium, if any.
(ii)
“Base Consideration” means an amount equal to: (i) if this Agreement is entered into as a result of delivery of a Notice of Interest on or before the Early Option Deadline, fifty million Dollars ($50,000,000), (ii) if this Agreement is entered into as a result of delivery of a Notice of Interest after the Early Option Deadline but on or before the Interim Option Deadline, seventy-five million Dollars ($75,000,000), or (iii) if this Agreement is entered into as a result of delivery of a Notice of Interest after the Interim Option Deadline, one hundred twenty-five million Dollars ($125,000,000).
(iii)
“Estimated Net Working Capital Adjustment” means (a) if the Estimated Net Working Capital exceeds the NWC Target Amount, then the amount by which Estimated Net Working Capital exceeds the NWC Target Amount or (b) if the NWC Target Amount exceeds the Estimated Net Working Capital, then the amount by which the NWC Target Amount exceeds the Estimated Net Working Capital; provided, that any amount which is calculated pursuant to clause (b) above shall be deemed to be a negative number.
(iv)
“Estimated Net Working Capital” means the Company’s good faith calculation and estimate of the following as of the Closing Date: (a) the current assets of the Company, on a consolidated basis, as of the close of business on the day immediately prior to the Closing Date (consisting solely of the line item current asset accounts specified on Exhibit B), less (b) the current liabilities of the Company, on a consolidated basis, as of the close of business on the day immediately prior to the Closing Date (consisting solely of the line item current liabilities specified on Exhibit B), in each case, determined in accordance with GAAP and using the same accounting methods, practices, principles, policies and procedures as were used in the preparation of the audited Financial Statements. Estimated Net Working Capital shall not include any amounts of Closing Cash, Closing Date Company Indebtedness, Transaction Costs, any accruals for employee or consultant bonuses, deferred or current Tax assets or deferred Tax liabilities. For the avoidance of doubt, the Company Pass-Through Expenses shall not be included in the calculation of Estimated Net Working Capital.
(b)
As soon as practicable, but in any event within [***] days after the Closing Date, Buyer shall, or shall cause the Company to, prepare and deliver to the Representative, a statement setting forth the Buyer’s good faith calculation and estimate of the proposed Definitive Initial Purchase Consideration (as defined below) and the components thereof accompanied by reasonable supporting detail and documentation (the “Closing Date Calculations”). For purposes of this Agreement, the following terms shall have the following meanings:

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(i)
“Definitive Initial Purchase Consideration” means an amount equal to the following as of the Closing Date: (a) the Base Consideration, plus (b) the Definitive Net Working Capital Adjustment (which may be a negative number), minus (c) the amount of Closing Date Company Indebtedness, minus (d) the amount of Transaction Costs, plus (e) the amount of Closing Cash, minus (f) if Buyer provided a Notice of Interest on or before the Early Option Exercise Deadline, but there was not a Closing under this Agreement as of the Early Option Exercise Deadline, the Option Extension Premium, if any.
(ii)
“Definitive Net Working Capital Adjustment” means (a) if the Definitive Net Working Capital exceeds the NWC Target Amount, then the amount by which Definitive Net Working Capital exceeds the NWC Target Amount or (b) if the NWC Target Amount exceeds the Definitive Net Working Capital, then the amount by which the NWC Target Amount exceeds the Definitive Net Working Capital; provided, that any amount which is calculated pursuant to clause (b) above shall be deemed to be a negative number.
(iii)
“Definitive Net Working Capital” means the following as of the Closing Date: (a) the current assets of the Company, on a consolidated basis, as of the close of business on the day immediately prior to the Closing Date (consisting solely of the line item current asset accounts specified on Exhibit B), less (b) the current liabilities of the Company, on a consolidated basis, as of the close of business on the day immediately prior to the Closing Date (consisting solely of the line item current liabilities specified on Exhibit B), in each case, determined in accordance with GAAP and using the same accounting methods, practices, principles, policies and procedures as were used in the preparation of the audited Financial Statements. Definitive Net Working Capital shall not include any amounts of Closing Cash, Closing Date Company Indebtedness, Transaction Costs, any accruals for employee or consultant bonuses, deferred or current Tax assets or deferred Tax liabilities. For the avoidance of doubt, the Company Pass-Through Expenses shall not be included in the calculation of Definitive Net Working Capital.
(c)
From and after the Closing Date until the final determination of the Definitive Initial Purchase Consideration in accordance with this Section 1.3, Buyer shall (i) make available to the Representative and its accountants and advisors, the Company’s books, records and other documents relevant to the preparation of the Closing Date Calculations and (ii) give the Representative reasonable access, during normal business hours and upon reasonable notice, to the personnel and accountants of the Company involved in the preparation of the Closing Date Calculations.
(d)
The Representative shall have [***] days following receipt of the Closing Date Calculations to review such calculations (the “Review Period”). The Representative may, on or prior to the last day of the Review Period, give to Buyer a written notice of dispute which sets forth, in reasonable detail, its objections to the Closing Date Calculations, including the Company’s revised calculation of the Definitive Net Working Capital Adjustment (a “Purchase Consideration Dispute Notice”). Unless the Representative provides a Purchase Consideration Dispute Notice to Buyer on or prior to the last day of the Review Period, (i) the Definitive Net Working Capital and Definitive Net Working Capital Adjustment set forth in the Closing Date Calculations shall be deemed to be the final Definitive Net Working Capital and Definitive Net Working Capital Adjustment, (ii) the Closing Cash set forth in the Closing Date Calculations shall be deemed to be the final Closing Cash, (iii) the Closing Date Company Indebtedness set forth in the Closing Date Calculations shall be deemed to be the final Closing Date Company Indebtedness, (iv) the Transaction Costs set forth in the Closing Date Calculations shall be deemed to be the final Transaction Costs and (v) the Definitive Initial Purchase Consideration set forth in the Closing Date

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Calculations shall be deemed to be the final Definitive Initial Purchase Consideration. If the Representative provides a Purchase Consideration Dispute Notice to Buyer on or prior to the last day of the Review Period, the Representative and Buyer will use commercially reasonable efforts to resolve the dispute set forth in such Purchase Consideration Dispute Notice during the [***]-day period commencing on the date Buyer receives the applicable Purchase Consideration Dispute Notice from the Representative and any mutually agreed extension thereof. If the Representative and Buyer do not obtain a final resolution within such [***] day period or extension thereof, then the items remaining in dispute shall be submitted promptly (but in any event within [***] days) by the Representative and Buyer to a nationally or regionally recognized accounting firm that shall be independent and free of conflicts from, and mutually acceptable to, each of Buyer and the Representative (such firm, the “Accounting Firm”). The terms of appointment and engagement of the Accounting Firm shall be as agreed upon between the Representative and Buyer (it being understood that the Accounting Firm shall consider only those items or amounts in the Closing Date Calculations as to which there is disagreement as set forth in the Purchase Consideration Dispute Notice and that the Accounting Firm shall be functioning as an expert and not as an arbitrator). The Accounting Firm shall be required to render a determination regarding the applicable dispute within thirty [***] after engagement of the Accounting Firm, which determination must be in writing and must set forth, in reasonable detail, the basis therefor. In making its determination regarding such applicable dispute, the Accounting Firm shall select, with respect to each item in dispute, an amount between Buyer’s position as set forth in the Closing Date Calculations and the Representative’s position as set forth in the Purchase Consideration Dispute Notice or equal to either such amount. In connection with the resolution of any dispute, the Accounting Firm shall have access to all documents, records, work papers, facilities and personnel necessary to make its determination. Absent fraud by the Representative or Buyer or manifest error by the Accounting Firm, the determination of the Accounting Firm shall be conclusive and binding upon the Representative and Buyer for purposes of this Agreement. The Accounting Firm will revise the Closing Date Calculations, the Definitive Net Working Capital Adjustment and the Definitive Initial Purchase Consideration as appropriate to reflect the resolution of any objections thereto pursuant to this Section 1.3(d). The “Final Statement of Purchase Consideration” shall mean the Closing Date Calculations together with any revisions thereto pursuant to this Section 1.3(d).
(e)
If the Representative and Buyer submit any unresolved disputes to the Accounting Firm for resolution as provided in Section 1.3(d), the fees and expenses of the Accounting Firm pursuant to this Section 1.3 shall initially be borne fifty percent (50%) each by Buyer and the Representative (on behalf of the Unitholders in accordance with the Allocation Schedule); provided, that upon the final determination by the Accounting Firm, the fees and expenses of the Accounting Firm shall be paid by each of the Buyer and Representative (on behalf of the Unitholders) in proportion to the amounts by which Buyer’s estimate of the Definitive Net Working Capital Adjustment and the Company’s estimate of the Definitive Net Working Capital Adjustment each differ from the final Definitive Net Working Capital Adjustment determined by the Accounting Firm and updated in the Final Statement of Purchase Consideration.
(f)
Buyer, the Company and the Representative agree that the procedure set forth in this Section 1.3 for resolving disputes with respect to the Definitive Initial Purchase Consideration shall be the sole and exclusive method for resolving any such disputes (except for disputes relating to Company Indebtedness or Transaction Costs, in each case, to the extent not deducted from the Definitive Initial Purchase Consideration, absent fraud by the Representative or Buyer or manifest error by the Accounting Firm).

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Section I.4
Closing Payments of Estimated Initial Purchase Consideration.
(a)
At the Closing, Buyer shall make the following payments to, or on behalf of, the Unitholders, as applicable:
(i)
At the Closing, Buyer shall pay on behalf of the Company to the holders of Closing Date Company Indebtedness as set forth in the pay-off letters delivered to Buyer pursuant to Section 5.1(c), the sums necessary to pay the Closing Date Company Indebtedness in accordance with the wire instructions set forth in such pay-off letters.
(ii)
At the Closing, Buyer shall pay on behalf of the Company to the Persons to which Transaction Costs are owed, the sums necessary to pay such Transaction Costs as set forth in the list delivered to Buyer pursuant to Section 5.1(d), in accordance with wire transfer instructions set forth therein.
(iii)
At the Closing, Buyer shall deliver to the Representative for further distribution to the Unitholders, the Closing Date Cash Payment, by wire transfer of immediately available funds to the account provided by the Representative to Buyer prior to the Closing. “Closing Date Cash Payment” means an amount equal to the Estimated Initial Purchase Consideration minus the sum of (a) the Escrow Amount and (b) the Representative’s Fund. Promptly following the Representative’s receipt of such funds, the Representative shall pay to each Unitholder the applicable amounts to which such Unitholder is entitled pursuant to the Estimated Initial Purchase Consideration Calculation and the Allocation Schedule.
(iv)
At the Closing, Buyer shall deposit the Escrow Amount with the Escrow Agent in accordance with the Escrow Agreement, with such Escrow Amount to be invested, at the Representative’s election, in an interest bearing account for the benefit of the Unitholders.
(v)
At the Closing, Buyer shall deposit the Representative’s Fund with the Representative at an account designated by the Representative prior to the Closing.
(vi)
At or immediately prior to the Closing, Buyer shall also pay to the Company any amount outstanding for Company Pass-Through Expenses.

Subject to this Section 1.4(a), from and after the Closing, the Unitholders shall cease to have any rights with respect to any Units, other than the right to receive the applicable portion of the Definitive Initial Purchase Consideration, the Escrow Amount, the Milestone Payments, the Priority Review Voucher Payments, and the Royalty Payments with respect to such Units in accordance with the terms and conditions set forth in this Agreement.

(b)
Each of the Unitholders hereby acknowledges and agrees that the Definitive Initial Purchase Consideration, the Escrow Amount, the Milestone Payments, the Priority Review Voucher Payments, and the Royalty Payments are being allocated among the Unitholders (i) as if the transactions contemplated hereby were a “Liquidation Event” as defined in the Amended and Restated Limited Liability Company Operating Agreement of the Company dated October 19, 2018 (the “Operating Agreement”), and (ii) in accordance with the Operating Agreement, Applicable Law and the terms and conditions of the Units. Prior to the Closing, the Company delivered to Buyer a schedule prepared by the Company (the

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“Allocation Schedule”), certified by the Company’s principal executive officer to be true, correct and accurate, which sets forth the allocation of Definitive Initial Purchase Consideration, the Escrow Amount, the Milestone Payments, the Priority Review Voucher Payments, and the Royalty Payments among the Unitholders in accordance with the prior sentence, which Allocation Schedule contains (x) the mailing addresses, telephone numbers and email addresses for each Unitholder and (y) the type and number of Units owned by each Unitholder. Upon making payments in accordance with the Allocation Schedule and the terms of this Agreement, whether such payments are made directly to the Unitholders or to the Representative for further distribution to the Unitholders in accordance with the Allocation Schedule, Buyer shall be deemed to have satisfied its obligations to make such payments with respect to the transactions contemplated by this Agreement and shall have no further obligations to the Unitholders with respect to such payments.
Section I.5
Actual Adjustment Payments.
(a)
If the Actual Adjustment is a positive amount, Buyer shall pay such positive amount to the Representative (for further distribution to the Unitholders in accordance with the Allocation Schedule), by wire transfer or delivery of immediately available funds, in each case, within [***] Business Days after the date on which the Definitive Initial Purchase Consideration is finally determined pursuant to Section 1.3.
(b)
If the Actual Adjustment is a negative amount, Buyer shall be entitled to payment from the Escrow Amount in the amount equal to the absolute value of such Actual Adjustment in accordance with the terms of the Escrow Agreement.
(c)
Payments made pursuant to this Section 1.5 shall be treated for all purposes, including Tax purposes, as adjustments to the Definitive Initial Purchase Consideration to the extent permitted by Applicable Law.
Section I.6
Milestone Payments, Priority Review Voucher Payments and Royalty Payments.
(a)
The Unitholders shall be entitled to receive from Buyer after the Closing, as additional payments for the Units (such additional payments paid pursuant to Section 1.6(b)(i), Section 1.6(b)(ii), Section 1.6(b)(iv), and Section 1.6(b)(v); or Section 1.6(c)(i) through Section 1.6(c)(iv) (inclusive), Section 1.6(c)(vi), and Section 1.6(c)(vii); or Section 1.6(d)(i), Section 1.6(d)(iii), and Section 1.6(d)(iv), the “Milestone Payments,”; such additional payments paid pursuant to Section 1.6(b)(iii), Section 1.6(c)(v), or Section 1.6(d)(ii), the “Priority Review Voucher Payments”); and such additional payments paid pursuant to (i) Section 1.6(b)(vi), (ii) Section 1.6(c)(viii), and Section 1.6(c)(ix) (as applicable) or (iii) Section 1.6(d)(v), the “Royalty Payments”), subject to the terms and conditions of this Section 1.6. Any Milestone Payments, Priority Review Voucher Payments, or Royalty Payments payable by Buyer shall be paid, by wire transfer or delivery of immediately available funds, to the Representative for further distribution to the Unitholders in accordance with the Allocation Schedule.
(b)
In the event (and only in the event) this Agreement was entered into as a result of delivery of a Notice of Exercise on or before the Early Option Deadline, then, upon the achievement of any of the following set forth in this Section 1.6(b) by or on behalf of Buyer or any of its Affiliates or Licensees with respect to a Royalty-Bearing Product, Buyer shall pay the Milestone Payment set forth below corresponding to each such milestone, Company’s portion of the net Priority Review Voucher

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proceeds, and the applicable Royalty Payments. If more than one of the commercialization milestones set forth below is achieved in the same fiscal year, then all Milestone Payments for all such milestones shall be paid at the end of such Calendar Year:
(i)
within [***] days after Buyer's receipt of [***] of a Royalty-Bearing Product conducted in accordance with the [***], [***] Dollars ($[***]);
(ii)
within [***] after [***] a Royalty-Bearing Product, [***] Dollars ($[***]);
(iii)
an amount equal to (i) [***][(***]%) of the cash value of consideration received (net of any reasonable banker’s fee, commission or other similar fee payable upon such sale) upon sale by the Buyer of a Priority Review Voucher to a Third Party in an arms’ length transaction, which amount shall be paid within [***] Business Days after the closing of such sale, or if such consideration is received in installments, within [***] Business Days after the receipt of each such installment; or (ii) [***] Dollars ($[***]) if a Priority Review Voucher is retained to be used by Buyer or its Affiliate (including, after the Closing, the Company), which decision to retain such Priority Review Voucher must be made within [***]([***])[***]] of the issuance of such Priority Review Voucher, and which amount shall be paid on the earlier to occur of (i) the [***]-[***] anniversary of the award of such Priority Review Voucher, and (ii) within [***] Business Days after [***];
(iv)
within [***] days after [***], [***] Dollars ($[***]);
(v)
commercialization milestones as follows, in each case within [***] days after the close of the Calendar Year in which such milestone occurs:
(1)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year;
(2)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year; and
(3)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year;
(vi)
subject to Section 1.6(f), royalty payments as follows, based on worldwide aggregate annual Net Sales of all Royalty-Bearing Products, such payment to be made in each case within [***] days after the close of the applicable fiscal [***]:

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Annual Net Sales of Royalty-Bearing Products	Royalty Rate Paid on the Portion of Annual Net Sales
Portion up to and including $[***]	[***]%
Portion greater than $[***]	[***]%

On or about the date Buyer makes each royalty payment in accordance with this Section 1.6(b)(vi), Buyer shall submit a royalty report to the Representative showing the calculation of Net Sales for the applicable fiscal [***] on a country-by-country basis, including gross sales of Royalty-Bearing Products by Selling Parties, a listing of applicable deductions, and the total royalty payment due for such fiscal [***].

(c)
In the event (and only in the event) this Agreement was entered into as a result of delivery of a Notice of Interest after the Early Option Deadline and on or before the Interim Option Deadline, then, upon the achievement of any of the following set forth in this Section 1.6(c) with respect to a Royalty-Bearing Product by or on behalf of Buyer or any of its Affiliates or Licensees, Buyer shall pay the Milestone Payment set forth below corresponding to each such milestone, Company’s portion of the net Priority Review Voucher proceeds, and the applicable Royalty Payments. If more than one of the commercialization milestones set forth below is achieved in the same fiscal year, then all Milestone Payments for all such milestones shall be paid at the end of such Calendar Year:
(i)
Within [***] days after the first CA Approval, [***] Dollars ($[***]); where “CA Approval” means, with respect to a Royalty-Bearing Product, approval from the Department of Health Canada to market or sell any such Royalty-Bearing Product in Canada; provided that no such payment will be due if Buyer has paid thirty million Dollars ($30,000,000) pursuant to the following (ii) or (iii) this Section 1.6(c), individually or in combination;
(ii)
Within [***] days after the first UK Approval, [***] Dollars ($[***]); where “UK Approval” means, with respect to a Royalty-Bearing Product, approval from the Medicines and Healthcare Products Regulatory Agency to market or sell any such Royalty-Bearing Product in the United Kingdom; provided that no such payment will be due if Buyer has paid thirty million Dollars ($30,000,000) pursuant to the foregoing (i) or following (iii) in this Section 1.6(c), individually or in combination;
(iii)
Within [***] days after the dosing of the first patient in the first Phase 3 Clinical Study of a Royalty-Bearing Product, thirty million Dollars ($30,000,000), less any amounts paid pursuant to the foregoing (i) or (ii) in this Section 1.6(c); provided that in the event a clinical study that was not initially viewed to be a Phase 3 Clinical Study of a Royalty-Bearing Product but the results of such Clinical Study serve as the basis for the submission of an NDA or its foreign equivalent, then this milestone shall be deemed to have been achieved upon the submission of such NDA or its foreign equivalent and the corresponding milestone shall be paid within [***] days thereafter.

For the avoidance of doubt, the combined total amount payable under Sections 1.6(c)(i), 1.6(c)(ii) and 1.6(c)(iii) shall not exceed thirty million Dollars ($30,000,000).

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(iv)
within [***] days after [***] Royalty-Bearing Product, [***] Dollars ($[***]);
(i)
an amount equal to (i) thirty percent (30%) of the cash value of consideration received (net of any reasonable banker’s fee, commission or other similar fee payable upon such sale) upon sale by the Buyer of a Priority Review Voucher to a Third Party in an arms’ length transaction, which amount shall be paid within [***] Business Days after the closing of such sale, or if such consideration is received in installments, within [***] Business Days after the receipt of each such installment; or (ii) twenty-five million Dollars ($25,000,000) if a Priority Review Voucher is retained to be used by Buyer or its Affiliate (including, after the Closing, the Company), which decision to retain such Priority Review Voucher must be made within [***]([***][***] of the issuance of such Priority Review Voucher, and which amount shall be paid within [***] days after such decision;
(ii)
within [***)] days after the [***], [***] Dollars ($[***]);
(iii)
commercialization milestones as follows, in each case within [***] days after the close of the Calendar Year in which such milestone occurs:
(1)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year;
(2)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year; and
(3)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year;
(iv)
subject to Section 1.6(f), royalty payments on Net Sales of Full Royalty Products as follows, based on worldwide aggregate annual Net Sales of all Royalty-Bearing Products, such payment to be made in each case within [***] days after the close of the applicable fiscal [***], with royalties to be paid at each of the following tiers and pursuant to this Section 1.6(c)(viii) and Section 1.6(c)(ix), to be calculated according to the principles set forth in Exhibit C:

Annual Net Sales of all Royalty-Bearing Products	Royalty Rate Paid on the Portion of Annual Net Sales of Full Royalty Products
Portion up to and including $[***]	[***]%
Portion greater than $[***] and less than or equal to $[***]	[***]%
Portion greater than $[***]	[***]%

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On or about the date Buyer makes each royalty payment in accordance with this Section 1.6(c)(viii), Buyer shall submit a royalty report to the Representative showing the calculation of Net Sales for the applicable fiscal [***] on a country-by-country basis, including gross sales of Full Royalty Products by Selling Parties, a listing of applicable deductions, and the total royalty payment due for such fiscal [***].

(v)
subject to Section 1.6(f), royalty payments on Net Sales of Reduced Royalty Products as follows, based on worldwide aggregate annual Net Sales of all Royalty-Bearing Products, such payment to be made in each case within [***] days after the close of the applicable fiscal [***], with royalties to be paid at each of the following tiers and pursuant to Section 1.6(c)(viii) and this Section 1.6(c)(ix), to be calculated according to the principles set forth in Exhibit D:

Annual Net Sales of all Royalty-Bearing Products	Royalty Rate Paid on the Portion of Annual Net Sales of all Reduced Royalty Products
Portion up to and including $[***]	[***]%
Portion greater than $[***] and less than or equal to $[***]	[***]%
Portion greater than $[***]	[***]%

On or about the date Buyer makes each royalty payment in accordance with this Section 1.6(c)(ix), Buyer shall submit a royalty report to the Representative showing the calculation of Net Sales for the applicable fiscal [***] on a country-by-country basis, including gross sales of all Reduced Royalty Products by Selling Parties, a listing of applicable deductions, and the total royalty payment due for such fiscal [***].

(d)
In the event (and only in the event) this Agreement was entered into as a result of delivery of a Notice of Interest after the Interim Option Deadline, then, upon the achievement of any of the following set forth in this Section 1.6(d) by or on behalf of Buyer or any of its Affiliates or Licensees with respect to a Royalty-Bearing Product, Buyer shall pay the Milestone Payment set forth below corresponding to such milestone, Company’s portion of the net Priority Review Voucher proceeds, and the applicable Royalty Payments. If more than one of the commercialization milestones set forth below is achieved in the same fiscal year, then all Milestone Payments for all such milestones shall be paid at the end of such Calendar Year:
(i)
within [***] days after the [***] Royalty-Bearing Product, [***] Dollars ($[***]);
(ii)
an amount equal to (i) [***] of the cash value of consideration received (net of any reasonable banker’s fee, commission or other similar fee payable upon such sale) upon sale by the

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Buyer of a Priority Review Voucher to a Third Party in an arms’ length transaction, which amount shall be paid within [***] Business Days after the closing of such sale, or if such consideration is received in installments, within [***] Business Days after the receipt of each such installment; or (ii) [***] Dollars ($[***]) if a Priority Review Voucher is retained to be used by Buyer or its Affiliate (including, after the Closing, the Company), which decision to retain such Priority Review Voucher must be made within [***] ([***]) [***] of the issuance of such Priority Review Voucher, and which amount shall be paid within [***] days after such decision;
(iii)
within [***] days after [***], [***] Dollars ($[***]);
(iv)
commercialization milestones as follows, in each case within [***] days after the close of the Calendar Year in which such milestone occurs:
(1)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year;
(2)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year; and
(3)
[***] Dollars ($[***]), after the first occurrence of aggregate worldwide Net Sales of at least [***] Dollars ($[***]) of Royalty-Bearing Products during any Calendar Year;
(v)
subject to Section 1.6(f), royalty payments as follows, based on worldwide aggregate annual Net Sales of all Royalty-Bearing Products, such payment to be made in each case within [***] days after the close of the applicable fiscal [***]:

Annual Net Sales of Royalty-Bearing Products	Royalty Rate Paid on the Portion of Annual Net Sales of Royalty-Bearing Products
Portion up to and including $[***]	[***]%
Portion greater than $[***] and less than or equal to $[***]	[***]%
Portion greater than $[***]	[***]%

On or about the date Buyer makes each royalty payment in accordance with this Section 1.6(d)(v), Buyer shall submit a royalty report to the Representative showing the calculation of Net Sales for the applicable fiscal [***] on a country-by-country basis, including gross sales of Royalty-Bearing Products by Selling Parties, a listing of applicable deductions, and the total royalty payment due for such fiscal [***].

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(e)
The Milestone Payments, Priority Review Voucher Payments, and Royalty Payments (if any) are intended to be treated as [***] and any corresponding provisions of state, local, or non-U.S. law. If any Milestone Payment, Priority Review Voucher Payments, or Royalty Payment is actually paid by Buyer, interest may be imputed on such amount, as required by Section 483 or 1274 of the Code.
(f)
Additional Royalty Provisions.
(i)
In no event shall Milestone Payments, Priority Review Voucher Payments, or Royalty Payments be due and payable under more than one of Section 1.6(b), Section 1.6(c) and Section 1.6(d), nor shall any Milestone Payment be due more than once under any subsection of any such Section.
(ii)
By way of example for royalties payable under Section 1.6(d)(v), if in a Calendar Year the worldwide aggregate annual Net Sales of Royalty-Bearing Products for which Royalty Payments are due under such Section were $2,000,000,000, and no reductions pursuant to Section 1.6(f)(iv) apply, then the Royalty Payment for the Calendar Year would be: (([***]% x $[***) + ([***]% x $[***]) + ([***]% x $[***])) = $[***] + $[***] + $[***] = $[***]. An analogous calculation shall apply to Royalty Payments due under Section 1.6(b)(vi) or Section 1.6(c)(viii) and Section 1.6(c)(ix) (as applicable).
(iii)
Subject to this Section 1.6(f)(iii), on a Royalty-Bearing Product‑by‑Royalty-Bearing Product and country‑by‑country basis, the Royalty Payments due under Section 1.6(b)(vi), Section 1.6(c)(viii) and Section 1.6(c)(ix) (as applicable), or Section 1.6(d)(v), will be payable on aggregate annual Net Sales of a Royalty-Bearing Product in a country during the period commencing on the First Commercial Sale of such Royalty-Bearing Product in a country until the latest of (A) expiration of the last Valid Claim within the Company Intellectual Property described in clause (a) of the definition of Royalty-Bearing Product, (B) [***] after First Commercial Sale of such Royalty-Bearing Product in such country, or (C) expiration of all Regulatory Exclusivities for such Royalty-Bearing Product in such country (the “Royalty Term”).
(iv)
Reductions.
(1)
If, at any time during the Royalty Term for a Royalty-Bearing Product, Generic Competition exists in a given country with respect to a Reference Product, then Buyer may reduce the royalties due hereunder for such Reference Product [***] by [***] for so long as such Generic Competition exists.
(2)
If during the Royalty Term for a given Royalty-Bearing Product in a particular country, there is no Valid Claim within the Company Intellectual Property within such country, then, as from the date this Section 1.6(f)(iv)(2) applies, the applicable royalty rate for Net Sales of such Royalty-Bearing Product otherwise due pursuant to Section 1.6(b)(vi), Section 1.6(c)(viii) and Section 1.6(c)(ix) (as applicable), or Section 1.6(d)(v) shall be reduced by [***].
(3)
If after the Effective Date, Company, Buyer or a Selling Party determines that it is in the best interest of one or more Selling Parties to obtain one or more licenses to Third Party patent rights or other intellectual property so as to prevent a claim by a Third Party that the Development, Commercialization or Manufacturing of a Royalty-Bearing Product infringes the intellectual property of a Third Party and a Selling Party obtains any such license, Buyer and its Affiliates may deduct from any royalty payment made hereunder up to an amount equal to [***] of the royalties paid to such

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Third Party licensors for the use, manufacture, import, export or sale of such Royalty-Bearing Product in such country up to an amount equal to [***] of the royalties owed for any fiscal [***] hereunder. No Third Party payments that exceeded the amount eligible for a deduction in any fiscal [***] may be carried over into any succeeding period.
(4)
Notwithstanding anything in this Agreement to the contrary, under no circumstances shall the reductions set forth in this Section 1.6(f)(iv) cause the total royalties due in any financial [***] to be reduced by more than [***] of the amount that would otherwise be due without giving effect to this Section 1.6(f)(iv).
(v)
Only one royalty will be due with respect to the sale of the same unit of Royalty-Bearing Product. Only one royalty will be due hereunder on the sale of a Royalty-Bearing Product even if the manufacture, use, sale, offer for sale, or importation of such Royalty-Bearing Product would otherwise infringe more than one claim of the Patents within the Company Intellectual Property.
(vi)
With respect to Net Sales of Royalty-Bearing Products invoiced in Dollars, the Royalty Payments will be expressed in Dollars. When conversion of payments from any foreign currency is required to be undertaken by Buyer, the Dollar equivalent will be calculated using the average exchange rate for such currency to Dollars over the applicable fiscal [***] as reported by OANDA (www.OANDA.com), or another resource agreed upon by Buyer and the Representative.
(vii)
Buyer shall keep and maintain, and shall require all of its Licensees, to keep and maintain complete, accurate, and continuous records for a period of [***] from the date of creation, which show the manufacture, transfer, internal use, and other disposition of Royalty-Bearing Products. Such records shall include general ledger records showing cash receipts and expenses, and records which include production records, customers, and related information, in each case to the extent necessary and in sufficient detail to determine the amounts payable hereunder. Buyer shall permit a nationally or regionally recognized firm reasonable access annually during and within [***] after the end of the Royalty Term, to audit during ordinary business hours and on reasonable notice, such records for the prior [***] as may be necessary to verify or determine royalties or other payments paid or payable under this Agreement; provided that each year shall be subject to no more than one audit. Buyer shall pay the Company unpaid amounts due hereunder, plus interest as set forth in Section 1.6(g), within [***] days after receiving a written audit report. Notwithstanding the foregoing, Buyer shall have the right to reasonably dispute all or a portion of such written audit report by providing written notice and reasonable grounds for such dispute within [***] days after receiving such written audit report. In such event, the Parties shall use good faith efforts to promptly resolve such dispute. The Representative shall pay the cost and expense of the audit unless the agreed-upon results of the audit reveal an under-reporting or an underpayment due to the Company of [***] or more, in which case Buyer shall reimburse the Company for the reasonable out-of-pocket costs and expenses of the audit within [***] days after receipt of an invoice.
(g)
All amounts due to the Representative shall be made in Dollars. The Milestone Payments, Priority Review Voucher Payments, Royalty Payments, and other payments set forth in this Agreement shall, if overdue, bear interest until payment at the monthly rate of [***] per month or the maximum amount permitted under law, whichever is less. The acceptance of the payment of such interest shall not foreclose the Company from exercising any other rights or remedies it may have.

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(h)
Diligence Obligations.
(i)
Buyer will use Commercially Reasonable Efforts to Develop and Commercialize a Royalty-Bearing Product. Such Development and Commercialization may be performed directly by Buyer or by subcontractors and Licensees. Not later than [***] days after each [***] anniversary of the Effective Date and lasting until the [***], Buyer shall provide the Representative with reasonably detailed written reports of [***], including without limitation an update of (i) [***], (ii) [***], (iii) [***], and (iv) [***] and Buyer shall make relevant personnel reasonably available to the Representative during normal business hours by phone to answer questions regarding the most recent report. Not later than [***] days after receipt of such reports from Buyer, Representative shall forward such reports to the Unitholders, which reports will be Confidential Information for purposes of Section 6.2. The Company and the Unitholders acknowledge that any potential obligation to pay Milestone Payments, Priority Review Voucher Payments, or Royalty Payments will not create any express or implied obligation for Buyer to operate the Business in any particular manner in order to maximize such Milestone Payments, Priority Review Voucher Payments, or Royalty Payments. Without limiting the generality of the foregoing, Buyer shall have no liability to the Company or the Unitholders, and the Company, the Representative and the Unitholders shall not be entitled to make any claim for lost Milestone Payments, Priority Review Voucher Payments, or Royalty Payments if Buyer used Commercially Reasonable Efforts to Develop and Commercialize a Royalty-Bearing Product. Notwithstanding the foregoing, Buyer may cease to Develop or Commercialize any or all Royalty-Bearing Products, and thereafter shall comply with the provisions of Section 1.6(i) below.
(ii)
From time to time after the Closing, Buyer may publish information regarding the utility of Biomarkers in the identification, testing, response, safety monitoring or treatment of Angelman Syndrome.
(iii)
EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE RESEARCH, DEVELOPMENT, MANUFACTURE, OR COMMERCIALIZATION OF ANY PRODUCT OR COMPONENT THEREOF WILL BE SUCCESSFUL.
(i)
Buyer shall give Representative written notice within [***] days) after the date of Cessation. Buyer hereby grants to Representative (i) an exclusive first option during the Negotiation Period to acquire an exclusive, worldwide, field limited, royalty-bearing license on commercially reasonable terms to practice and commercially exploit the Intellectual Property Controlled by Buyer that is necessary to Develop, Commercialize or Manufacture Royalty-Bearing Products and is exclusively used for such purpose(s) and (ii) a nonexclusive, worldwide, field limited, royalty-bearing license on commercially reasonable terms to practice and commercially exploit the Intellectual Property Controlled by Buyer that is necessary to Develop, Commercialize or Manufacture Royalty-Bearing Products and is nonexclusively used for such purpose(s). Buyer and Representative shall negotiate in good faith to determine the terms of such license. If Buyer and Representative are unable to agree on a license agreement during the Negotiation Period, Buyer shall have no obligation to Representative under this Section 1.6(i).
Section I.7
Representative.
(a)
By virtue of the execution of this Agreement or acceptance of any consideration pursuant to this Agreement, each Unitholder irrevocably nominates, constitutes and appoints the Representative as the true and lawful agent and attorney‑in‑fact of such Unitholder, with full power in his, her or its name and on his, her or its behalf to act according to the terms of the Transaction Documents

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in the discretion of the Representative, and to do all things and to perform all acts, including (1) amending the Transaction Documents, (2) waiving rights, (3) discharging liabilities and obligations, (4) making all decisions relating to the determination of the Definitive Initial Purchase Consideration pursuant to Section 1.3, (5) determining, disputing and facilitating the disbursement of the Milestone Payments, the Priority Review Voucher Payments, or Royalty Payments, (6) defending and settling of any claims under Section 7.6, (7) facilitating the disbursement of the Escrow Amount (or any portion thereof) in accordance with this Agreement and the Escrow Agreement, (8) receiving from Buyer and distributing to the respective Unitholders any written reports delivered by Buyer pursuant to Section 1.6(h), and (9) executing and delivering all agreements, certificates, receipts, instructions and other instruments contemplated by, or deemed advisable in connection with, the Transaction Documents. Any such actions taken by the Representative on behalf of the Unitholders as provided hereunder shall be binding on all Unitholders, and Deborah A. Guagliardo hereby accepts such appointment. This power of attorney and all authority hereby conferred is coupled with an interest, is granted in consideration of the mutual covenants and agreements made herein, shall be irrevocable and shall not be terminated by any act of any one or more Unitholders, or by operation of Law, whether by death or other event. As to TAMUS, the Representative must obtain written approval to defend or settle any claims of TAMUS. Furthermore, the power of attorney provided to the Representative by TAMUS is revocable and subject to termination.
(b)
All decisions and actions by the Representative, including any agreement between the Representative and Buyer relating to the determination of the Definitive Initial Purchase Consideration pursuant to Section 1.3, the determination, dispute and facilitating the disbursement of the Milestone Payments, the Priority Review Voucher Payments, or Royalty Payments, or the defense or settlement of any claims for which the Unitholders may be required to indemnify the Buyer Indemnified Parties pursuant to Section 7.6 hereof as well as facilitating the disbursement of all or any portion of the Escrow Amount pursuant to this Agreement and the Escrow Agreement in respect thereof, shall be binding upon the Unitholders, and no Unitholder shall have the right to object, dissent, protest or otherwise contest the same. As to TAMUS, the Representative must obtain written approval to defend or settle any claims of TAMUS.
(c)
Each Unitholder agrees that: (i) Buyer and its Affiliates shall be able to rely conclusively on the instructions and decisions of the Representative as to the determination of the Definitive Initial Purchase Consideration pursuant to Section 1.3, the determination, dispute and facilitating the disbursement of the Milestone Payments, the Priority Review Voucher Payments, or Royalty Payments, and the settlement of any claims for indemnification by a Buyer Indemnified Party pursuant to Section 7.6 hereof, facilitating the disbursement of the Escrow Amount (or any portion thereof) via the Representative pursuant to the Escrow Agreement or any other actions required to be taken by the Representative under the Transaction Documents, and no Unitholder shall have any cause of action against any Buyer Indemnified Party for any action taken by such Person in reliance upon the instructions or decisions of the Representative; (ii) Buyer shall be required to file and negotiate any claims or disputes related to or in connection with the Transaction Documents, including the determination of the Estimated Initial Purchase Consideration and Definitive Initial Purchase Consideration pursuant to Section 1.3, the determination, dispute and disbursement of the Milestone Payments, the Priority Review Voucher Payments, or Royalty Payments, or indemnification by the Unitholders pursuant to Section 7.6 hereof, only with the Representative (on behalf of the Unitholders) and not with any Unitholder; (iii) all actions, decisions and instructions of the Representative shall be conclusive and binding upon all Unitholders and no Unitholder shall have any cause of action against the Representative, and the Representative shall have no liability to any Unitholder for any action taken or omitted, decision made or

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instruction given by the Representative under or in connection with this Agreement, the Escrow Agreement or any other agreements entered into in connection with the transactions contemplated by this Agreement, except for fraud, bad faith, gross negligence or willful misconduct by the Representative; (iv) the provisions of this Section 1.8 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Unitholder may have in connection with the transactions contemplated hereby; and (v) the provisions of this Section 1.7 shall be binding upon the executors, heirs, legal representatives and successors of each Unitholder, and any references in this Agreement to a Unitholder shall mean and include the successors to such Unitholder’s rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise. As to TAMUS, the Representative must obtain written approval to defend or settle any claims of TAMUS.
(d)
The Unitholders will indemnify, defend and hold harmless the Representative from and against any losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Representative’s enforcement of its rights under this Agreement, the Escrow Agreement or any other agreement entered into in connection with the transactions contemplated by this Agreement, in each case as such Representative Loss is suffered or incurred and (i) is actually caused by the fraud, gross negligence or willful misconduct of the Unitholders or the Company or (ii) relates directly to a dispute (including a claim for indemnification) between Buyer and the Unitholders. If not paid directly to the Representative by the Unitholders, any such Representative Losses may be recovered by the Representative from (i) the funds in the Representative’s Fund; (ii) any Escrow Amounts at such time as any such amounts would otherwise be distributable to the Unitholders; and (iii) any Milestone Payments, Priority Review Voucher Payments, or Royalty Payments at such time as any such amounts would otherwise be distributable to the Unitholders; provided, that while this Section 1.7 allows the Representative to be paid from each of the aforementioned sources of funds, this does not prevent the Representative from seeking any remedies available to it at law or otherwise. The Unitholders acknowledge and agree that the foregoing indemnities will survive the resignation or removal of the Representative or the termination of this Agreement.
(e)
At the Closing, Buyer shall deliver [***] Dollars ($[***]) to the Representative (the “Representative’s Fund”), which Representative’s Fund shall be maintained by the Representative in a segregated client account. The Representative’s Fund shall be used for the purposes of paying directly, or reimbursing the Representative for, any Third Party expenses in connection with the transactions contemplated by this Agreement. The Unitholders will not receive any interest or earnings on the Representative’s Fund and irrevocably transfer and assign to the Representative any ownership right that they may otherwise have had in any such interest or earnings. The Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. As soon as practicable following the completion of the Representative’s responsibilities, the Representative will distribute the balance of the Representative’s Fund to the Unitholders in accordance with the Allocation Schedule. The Representative may make earlier distributions of such portions of the Representative’s Fund to the Unitholders to the extent the Representative determines, in its sole discretion, such portions are no longer required to be retained. In the event the Representative determines, in its sole discretion, that the Representative’s Fund is insufficient to satisfy expenses that are reasonably likely to be incurred, each Unitholder hereby authorizes the Representative to withhold

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amounts reasonably anticipated to be required from the disbursement of Milestone Payments, Priority Review Voucher Payments, and Royalty Payments. The Unitholders acknowledge that the Representative is not providing any investment supervision, recommendations or advice. The Representative shall have no responsibility or liability for any loss of principal of the Representative’s Fund other than as a result of its bad faith or fraud. For Tax purposes, the Representative’s Fund shall be treated as having been received and voluntarily set aside by the Unitholders at the time of the Closing. Notwithstanding anything to the contrary herein, Buyer shall have no liability or obligation to any Person in connection with, or relating to, the Representative’s Fund.
(f)
If Deborah A. Guagliardo resigns or subsequently becomes unable to serve as the Representative, the successor determined by operation of the next sentence shall, upon written notice to Buyer, become the Representative for all purposes hereunder. If, at any time, there is no Representative hereunder, the written agreement of Unitholders representing at least fifty-one percent (51%) of the outstanding Voting Units (as defined in the Operating Agreement) as of immediately prior to the Closing shall be sufficient to appoint a new Representative, and upon the approval by Buyer of such Representative, such appointment will be binding on all Unitholders, provided that Buyer may, after a reasonable time period during which there is no Representative hereunder, appoint a Person as Representative upon written notice to the Unitholders. If the Buyer appoints a Person as Representative in such fashion, the Unitholders may replace such Representative at any time (i) by the written agreement of Unitholders representing at least fifty-one percent (51%) of the outstanding Voting Units (as defined in the Operating Agreement) as of immediately prior to the Closing and (ii) upon the approval by the Buyer of such Representative (not to be unreasonably withheld). Notwithstanding anything to the contrary in this Agreement, no change in the identity of the Representative shall be effective unless and until Buyer receives notice of such change in accordance with Section 9.1.
Section I.8
Withholding. Buyer, the Company, the Representative and their agents shall be entitled to deduct and withhold from any amounts payable hereunder any amounts it may be required to deduct and withhold under any applicable Tax Law. Amounts withheld under this Section 1.8 shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section I.9
Tax Treatment.
(a)
For Tax purposes the parties agree to treat the exercise of the Option as the purchase of the Units in respect of which the Option was exercised by Buyer in exchange for such Unitholders’ rights to a share of the Definitive Initial Purchase Consideration, the Escrow Amount, the Milestone Payments, the Priority Review Voucher Payments, the Royalty Payments and the Representative’s Fund, each subject to any adjustments as provided for pursuant to the terms of this Agreement. For the avoidance of doubt, the Milestone Payments, the Priority Review Voucher Payments, and Royalty Payments shall be treated as contingent deferred consideration for the purchase of the Units. Furthermore, solely for U.S. income Tax purposes, the parties agree to treat Buyer as the owner of the Escrow Amount and agree that all interest and earnings earned from the investment and reinvestment thereof, or any portion thereof, shall be allocated to Buyer pursuant to Section 468B(g) of the Code and Proposed Treasury Regulation Section 1.468B-8 (and any comparable provision of state or local law). Buyer shall be entitled to receive distributions from the Escrow Amount on a quarterly basis in an amount equal to [***]%) of any such interest and earnings allocated to Buyer. Unless otherwise required by Applicable Law, the parties agree, that they and their Affiliates shall (A) prepare and file all Tax Returns

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required to be filed by the parties or their Affiliates in a manner consistent with the foregoing, and (B) take no position on any Tax Return, or in any audit or other proceeding with respect to Taxes in a manner that is inconsistent with the foregoing, except as to TAMUS, which is an agency of the State of Texas and is required to follow the accounting policies and procedures for an agency of the State of Texas.
(b)
Notwithstanding anything in Section 1.9(a) to the contrary, the parties will not be precluded from complying with accounting practices consistently applied (including to capitalize, amortize or expense any payments hereunder for accounting purposes), as reasonably determined in good faith by each respective party or their respective advisors, even if inconsistent with Section 1.9(a).
Section I.10
Purchase Price Allocation. Buyer shall prepare a draft IRS Form 8594, allocating the Option Premium, Purchase Consideration and all other relevant items, as determined for U.S. federal income Tax purposes, to the assets of the Company in accordance with the allocation methodology attached hereto as Schedule 1.10, which methodology has been mutually agreed to by the parties hereto, and which the parties agree is consistent with Code Section 1060 and the Treasury Regulations promulgated thereunder (and any similar provisions of state, local, or non-U.S. Law). Buyer shall deliver such draft IRS Form 8594 to Representative no later than [***] days after the final determination of the Purchase Consideration in accordance with this Section 1.10. Buyer shall timely file IRS Form 8594 in accordance with such draft IRS Form 8594 and the Company, and the Unitholders and Representative, shall file all other Tax Returns in a manner consistent with such draft IRS Form 8594. Neither Buyer nor any of the Unitholders shall take any position for Tax purposes (whether in audits, Tax Returns, or otherwise) that is inconsistent with such final IRS Form 8594 unless otherwise required by applicable Law, provided that the parties may use a different methodology for financial reporting purposes.
article II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Buyer as of the date hereof as follows, except as disclosed by the Company in the written Disclosure Schedule provided to Buyer in accordance with the Unitholder Option Agreement and attached hereto as Schedule B (the “Disclosure Schedule”). The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article II. The disclosures in any section or subsection of the Disclosure Schedule corresponding to any section or subsection of this Article II shall qualify other sections and subsections in this Article II if indicated by cross-references to such other sections and subsections or if the applicability of such disclosure to any other applicable representation or warranty is readily apparent from the text of such disclosure.

Section II.1
Due Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business as a foreign limited liability company and is in good standing in each of the jurisdictions listed in Section 2.1(a) of the Disclosure Schedule, which jurisdictions are the only ones in which the ownership or leasing of the Company’s assets or properties or the conduct of the Business requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. The Company has full limited liability company power and authority to own or lease and to operate and use its assets and properties and to carry on its business as now conducted. Except as set forth in Section 2.1(b) of the Disclosure Schedule, true and complete copies of (a) the

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Operating Agreement and other organizational documents and all amendments thereto and (b) the minute books of the Company since the formation of the Company, have been delivered or made available to Buyer. The Company is not in Default under, or in violation of, any provision of the Operating Agreement or other organizational documents, each as amended and in effect as of the date hereof.
Section II.2
Authorization; No Conflict.
(a)
The Company has full limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which the Company is a party. The execution, delivery and performance by the Company of this Agreement and any other Transaction Documents to which the Company is a party have been duly authorized and approved by all requisite limited liability company action and do not require any further authorization or consent of the Company or its members or board of managers. This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
(b)
Except as set forth in Section 2.2(b) of the Disclosure Schedule, neither the execution and delivery by the Company of this Agreement or any other Transaction Documents to which the Company is a party nor the consummation of any of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, in each case by the Company, will:
(i)
conflict with, result in a Default, or an event creating rights of acceleration, termination, modification or cancellation or a loss of rights under, any Contract to which the Company is a party or by which the Company is bound or to which any of its properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or the Business;
(ii)
result in the creation or imposition of any Lien upon any of the properties or assets of the Company;
(iii)
conflict with or result in a Default under, any provision of the Operating Agreement or other organizational documents of the Company;
(iv)
conflict with or result in a violation or breach of any Applicable Law or any Court Order to which the Company is a party; or
(v)
require the approval, consent, authorization or act of, or the making by the Company of any declaration, filing, notice or registration with, any Person.
(c)
The board of managers of the Company at a meeting duly called and held, or by written consent in lieu thereof, has unanimously approved this Agreement and the other Transaction Documents to which the Company is a party and the transactions contemplated hereby and thereby.

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Section II.3
Capitalization.
(a)
Section 2.3(a) of the Disclosure Schedule accurately sets forth the capitalization of the Company as of immediately prior to the Closing, including (i) the type and number of membership interests held by each member of the Company and (ii) the name of any holder or beneficial owner of, or of any Person having the right to acquire beneficial ownership of, any membership interests of, or any other voting or Equity Participation in the Company, in each case, as of immediately prior to the Closing. The Units represent all of the issued and outstanding equity interests of the Company and are duly authorized and validly issued. Except as set forth on Section 2.3(a) of the Disclosure Schedule, none of the issued and outstanding Units have been issued in violation of, or are subject to, any preemptive rights, rights of first offer, rights of first refusal or subscription rights. There are no declared and unpaid dividends or other distributions with respect to any Units. The rights, privileges and preferences of the Units are as stated in the Operating Agreement. No claim has been made or, to the Knowledge of the Company, threatened against the Company asserting that any Person other than a Person listed on Section 2.3(a) of the Disclosure Schedule is the holder or beneficial owner of, or has the right to acquire beneficial ownership of, any equity interests of, or any other voting right or Equity Participation in the Company.
(b)
Other than as set forth in Section 2.3(b) of the Disclosure Schedule, there are no agreements, arrangements, options, warrants, calls, rights or commitments of any character relating to the issuance, sale, purchase or redemption of any membership interests or other equity interests of the Company, whether on conversion of other securities or otherwise. Except for the Operating Agreement and the Transaction Documents and as set forth in Section 2.3(b) of the Disclosure Schedule, the Company is not a party to any, and to the Knowledge of the Company there exists no member agreement, voting trust agreement or any other similar contract, agreement, arrangement, commitment, plan or understanding restricting or otherwise relating to the voting, dividend, ownership or transfer rights of any membership interests of the Company.
(c)
Section 2.3(c) of the Disclosure Schedule lists each Contract of the Company relating to the Company’s Profits Interests. The Company has provided to Buyer a true and accurate copy of each Contract identified on Section 2.3(c) of the Disclosure Schedule.
(d)
The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.
Section II.4
Financial Statements.
(a)
Section 2.4(a) of the Disclosure Schedule attaches the following financial statements (the “Financial Statements”): true, complete and correct copies of the Company’s (a) audited balance sheet and income statement as of December 31, 2020 and December 31, 2021and for the year then ended and (b) unaudited balance sheets and income statements as of June 30, 2022and for the six-month period then ended. Each Financial Statement (including the notes thereto) has been prepared from the books and records of the Company and in accordance with GAAP (except that unaudited interim financial statements are subject to normal and recurring year-end adjustments which will not be material in amount or effect and do not include footnotes) and fairly presents in all material respects the financial condition and results of operations of the Company as of the dates, and for the periods, indicated thereon. Section 2.4(a) of the Disclosure Schedule contains a true, correct and complete list of all of the Company

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Indebtedness as of the date of this Agreement and identifies for each item of Company Indebtedness the outstanding principal and accrued but unpaid interest as of the date of this Agreement.
(b)
The Company has provided Buyer the audit reports of the Company’s auditors in respect of the audited Financial Statements. The Company has not withheld any material information from the auditors. No auditor of the Company has ever declined or indicated its inability to issue an opinion with respect to any financial statements of the Company.
(c)
The Company maintains adequate internal accounting controls that are designed to ensure that: (i) material transactions are executed with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP and to maintain accountability for the assets of the Company; and (iii) accounts, books and ledgers related to the Business are properly kept, and are accurate and complete in all material respects. There have been no instances of fraud by the Company or its officers, whether or not material, that occurred during any period covered by the Financial Statements.
Section II.5
No Undisclosed Liabilities. There are no liabilities whatsoever of the Company or facts or circumstances that would reasonably be expected to give rise to liabilities of the Company, whether accrued, contingent, absolute, determined, determinable, or otherwise, other than (a) liabilities fully recorded or reserved for in the balance sheet as of December 31, 2021, and (b) current liabilities incurred since December 31, 2021, in the ordinary course of business consistent with past practice and which are not material, except as set forth in Section 2.5 of the Disclosure Schedule. Except for Indebtedness reflected in Section 2.5 of the Disclosure Schedule which is to be paid off prior to Closing, Company does not have any Indebtedness outstanding at the date hereof. The Company is not in default with respect to any such Indebtedness or any instrument relating thereto.
Section II.6
Absence of Changes. Except as set forth in the Financial Statements or Section 2.6 of the Disclosure Schedule, since the Effective Date of the Unitholder Option Agreement, (a) the Company has conducted its business in the ordinary course of business, (b) there has not been any Material Adverse Effect and (c) there has not been any action which, if taken after the Effective Date of the Unitholder Option Agreement without Buyer’s consent, would have violated the provisions of Section 5.1 or 5.2 of the Unitholder Option Agreement.
Section II.7
Real Property.
(a)
The Company does not own, and has never owned, any Real Property.
(b)
Section 2.7(b) of the Disclosure Schedule sets forth a true and complete list of all of the Company’s Leased Real Property, if any, including the street address of each parcel of Leased Real Property, the landlord under the lease and the current use of such Leased Real Property. The Company has a valid leasehold interest in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Except as set forth on Section 2.7(b) of the Disclosure Schedule, no Person other than the Company has any right to use, occupy or lease all or any portion of the Leased Real Property. To the Knowledge of the Company, no Default has occurred in the due observance of any Permit applicable to the Leased Real Property.

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Section II.8
Environmental Matters. The Company’s conduct of the Business and the current use of the Leased Real Property are in compliance in all material respects, and has at all times been in compliance in all material respects, with all Environmental Laws. There are no facts which would give rise to non-compliance of the Company with any Environmental Laws, either in the conduct by the Company of its Business or in the current use of the Leased Real Property. There have been no disposal, releases or threatened releases of Hazardous Materials by the Company on, from or under the Leased Real Property except in compliance with Environmental Laws. The Company holds and is and has at all times been in compliance in all material respects with all Permits required pursuant to any Environmental Law necessary for the conduct of any Hazardous Materials Activities and other Business as such activities and business are currently being conducted.
Section II.9
Assets. The Company owns and has good and valid title to, or a valid leasehold interest in, or a valid and enforceable license to use, all of its material Assets, free and clear of all Liens (other than Permitted Liens). The Assets constitute all of the assets, properties and rights used by the Company for the conduct of the Business. All of the material tangible Assets have been maintained in a reasonably prudent manner and are in good operating condition and repair, ordinary wear and tear excepted.
Section II.10
Taxes.
(a)
All Tax Returns required to be filed by the Company (i) have been duly and timely filed (taking into account any extension of time to file granted to or obtained by the Company) with the appropriate Governmental Authorities and (ii) were complete and correct in all material respects.
(b)
All Taxes due and payable by the Company (whether or not shown as due on its Tax Returns) have been fully paid.
(c)
The Company has deducted, withheld and timely paid to the appropriate Governmental Authority all Taxes required to be deducted, withheld or paid on behalf of another Person, and the Company has complied in all material respects with its reporting and recordkeeping obligations relating thereto.
(d)
There are no audits, inquiries in writing, examinations, investigations, reassessments or litigations by any Governmental Authority relating to Taxes with respect to the Company pending or currently in progress, and no such audits, inquiries, examinations, investigations, reassessments or litigations or other Actions are, to the Knowledge of the Company, threatened or contemplated.
(e)
All deficiencies asserted or assessments made against the Company as a result of any examinations by any taxing authority have been fully resolved and any Taxes due have been fully paid, and no assessment of Tax has been proposed in writing against the Company or any of its assets or property.
(f)
No written claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction that remains unresolved.

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(g)
The Company is not party to or bound by any closing agreement pursuant to Section 7121 of the Code (or any similar provision of any state, local or non-U.S. Law), offer in compromise or other agreement with any taxing authority.
(h)
The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time (other than any automatic extension) with respect to a Tax assessment or deficiency. There is no power of attorney given by or binding upon the Company with respect to Taxes for any period for which the statute of limitations (including any waivers or extensions) has not yet expired that is currently in effect.
(i)
The Company has not participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or any similar provision of state, local or foreign Tax Law, and the Company has not participated in a transaction that is described as a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(1).
(j)
There are no liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company.
(k)
The Company is not a party to or bound by, and has no obligation under, any tax allocation or sharing or similar contract or arrangement or any agreement pursuant to which it will have any obligation to make any payments computed by reference to the Taxes, taxable income or taxable losses of any other Person after the Closing Date. The Company does not have any liability for the Taxes of any other Person, as a transferee or successor, or otherwise.
(l)
The Company does not own any asset described in Section 197(f)(9) of the Code.
(m)
The Company has never undergone prior ownership changes as defined in Section 382 of the Code.
(n)
The Company has since its inception been properly treated as a partnership for U.S. federal income tax purposes. The Company uses the Calendar Year and the accrual method of accounting for income Tax purposes.
(o)
The Company does not own any stock or other ownership interests in (i) any corporation which is a passive foreign investment company within the meaning of Section 1297 of the Code or a controlled foreign corporation within the meaning of Section 957 of the Code or (ii) any partnership, joint venture, limited liability company, or other entity taxed as a partnership or other pass-through entity for U.S. federal income tax purposes (or other arrangement or contract which could be treated as a partnership for U.S. federal income tax purposes).
(p)
The Company will not be required to include any material amount in taxable income or exclude any item of deduction or loss from taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (a) any change in method of accounting for a taxable period ending on or prior to the Closing Date; (b) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (c) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed on or prior to the Closing Date, (d) any installment sale or open transaction disposition made on or prior to

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the Closing Date; (e) any prepaid amount received on or prior to the Closing Date; (f) any election made under Section 108(i) of the Code; (g) Tax incurred pursuant to Section 965 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); or (h) any similar election, action or agreement that would have the effect of deferring any liability for Taxes of the Company from any period ending on or before the Closing Date to any period ending after such date. The Company is not required to make any adjustment under Section 481(a) of the Code.
Section II.11
Employees and Labor Matters.
(a)
Section 2.11(a) of the Disclosure Schedule sets forth a true and complete list of each employee of and any other individual service provider (including independent contractors) to the Company (including any Person on a leave of absence), with job title or position, primary work location, date of commencement of employment or service, current annual base salary rate and current target bonus opportunity. To the Knowledge of the Company, no such employee or service provider has any present intention to terminate his or her employment or service relationship with the Company. There are no collective bargaining agreements or other Contracts with any labor organization binding on the Company or any of its subsidiaries. The Company is not subject to any (i) unfair labor practice complaint pending before a Governmental Authority, (ii) pending or, to the Knowledge of the Company, threatened or anticipated labor strike, slowdown, work stoppage, picketing, lockout, or other organized labor disturbance, or (iii) labor unions, works councils or other organizations representing, or to the Knowledge of the Company, purporting or attempting to represent any employees of or other service provider to the Company. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or, to the Knowledge of the Company, threatened or anticipated with respect to any employee of the Company. The Company has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act.
(b)
Section 2.11(b) of the Disclosure Schedule also contains a complete and accurate list of all of the independent contractors, consultants, temporary employees, leased employees or other agents employed or used by the Company and classified by the Company as other than employees, or compensated other than through wages paid by the Company through the Company’s payroll department (“Contingent Workers”), showing for each Contingent Worker such individual’s role in the business, fee or compensation arrangements and other contractual terms with the Company.
(c)
To the extent that any Contingent Workers are or were engaged by the Company, the Company currently classifies and has properly classified and treated them as Contingent Workers (as distinguished from Form W-2 employees) in accordance with applicable law and for the purpose of all employee benefit plans and perquisites.
(d)
The Company (i) has not violated any Law or Contract relating to labor or employment in any jurisdiction, and no such violation is anticipated or (ii) is not involved in any Action in relation to any present, former or prospective employee, manager or consultant or any trade union or other employee representative body and, to the Knowledge of the Company, there is no such Action pending or threatened.
(e)
The Company is in compliance in all material respects with Laws regarding employment and employment practices, workers’ compensation, exempt and non-exempt status, worker classification, mass layoffs, terms and conditions of employment, worker safety, wages and hours, civil

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rights, discrimination, immigration and collective bargaining. Without limiting the generality of the foregoing, there have been no claims of harassment, discrimination, retaliatory act or similar actions against any employee, officer, manager or other service provider of the Company since the Effective Date of the Unitholder Option Agreement, and to the Knowledge of the Company, no facts exist that could reasonably be expected to give rise to such claims or actions. To the Knowledge of the Company, no employees, independent contractors or other service providers of the Company are in any material respect in violation of any term of any employment contract, nondisclosure agreement, non-competition agreement, invention assignment agreement or any restrictive covenant to a former employer or service recipient relating to the right of any such employee, independent contractor or other service provider to be employed or retained by the Company because of the nature of the business or to the use of trade secrets or proprietary information.
(f)
Each employee and Contingent Worker of the Company is subject to non-competition, non-solicitation, confidentiality and invention assignment obligations in favor of the Company, and Section 2.11(f) of the Disclosure Schedule lists each such Contract containing such non-competition, non-solicitation, confidentiality and invention assignment obligations, all of which Contracts have been provided to Buyer.
Section II.12
Employee Benefit Plans.
(a)
Section 2.12(a) of the Disclosure Schedule sets forth a true, complete and correct list of all Company Benefit Plans. Each Company Benefit Plan is and has been established, maintained, operated, funded and administered in compliance in all material respects with its terms, ERISA, the Code, any other Applicable Law and the terms of any related documents or Contracts. The Company has made available to Buyer true, correct and complete copies of the plan documents or agreements underlying each Company Benefit Plan (or, to the extent no such copies exist, a description of the material terms) and the following, as applicable: (i) any amendments to the plan document or agreement; (ii) the three most recent (A) Form 5500 and attached schedules, (B) audited financial statements, and (C) actuarial valuation reports; (iii) summary plan description and summaries of material modifications thereto; (iv) determination or opinion letter, if any, received from the Internal Revenue Service; and (v) any material written communications to or from any Governmental Authority or summaries thereof. All contributions, distributions, reserves, reimbursements and premium payments required to be made with respect to each Company Benefit Plan have been timely made or have been properly accrued in accordance with the provisions of each of the Company Benefit Plans, Applicable Law and GAAP. There are no Actions or other proceedings pending or, to the Knowledge of the Company, threatened against or involving any Company Benefit Plan. No Company Benefit Plan is mandated by a government or is subject to the laws of a jurisdiction outside of the United States.
(b)
Each Company Benefit Plan that is intended to be “qualified” under Section 401(a) of the Code is so qualified and has received a favorable determination or opinion letter from the Internal Revenue Service as to its qualified status, and the exempt status of its accompanying trust under Section 501(a) of the Code, and, to the Knowledge of the Company, no fact or event has occurred since the date of such letter that could adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust, or require corrective action under the IRS Employee Plans Compliance Resolution System in order to maintain such qualification.

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(c)
Since the Effective Date of the Unitholder Option Agreement, no Action (excluding claims for immaterial benefits incurred in the ordinary course) has been brought or is pending or, to the Knowledge of the Company, threatened or anticipated against or with respect to any Company Benefit Plan. There are no audits, inquiries, investigations or proceedings pending or, to the Knowledge of the Company, threatened, by the Internal Revenue Service, Department of Labor or other Governmental Authority with respect to any Company Benefit Plan. To the Knowledge of the Company, the Company has no liability by reason of an individual who performs or performed services for the Company in any capacity being improperly excluded from participating in a Company Benefit Plan. With respect to each Company Benefit Plan that is funded mostly or partially through an insurance policy, the Company has no material liability in the nature of retroactive rate adjustment, losing sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring on or before the Closing Date.
(d)
No Company Benefit Plan is, and neither the Company nor any ERISA Affiliate has ever maintained, established, sponsored, participated in or contributed to (or had any obligation to contribute to) or otherwise has any current or contingent liability or obligation under or with respect to, (i) a “pension plan” within the meaning of Section 3(2) of ERISA or any other plan that is (or was within the prior six years) subject to Section 302 or Title IV of ERISA or Section 412 or 430 of the Code, (ii) a “multiemployer plan” within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” within the meaning of Section 413(c) of the Code, (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, or (v) a “funded welfare benefit plan” (within the meaning of Section 419 of the Code. The Company does not have any current or contingent liability or obligation with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) by reason of, at any time, being considered a single employer with any other Person under Section 414 of the Code, and neither the Company nor any ERISA Affiliate has ever incurred any liability under Title IV of ERISA that has not been paid in full.
(e)
The Company does not have any current or contingent obligations for retiree health or life insurance or other welfare benefits (and no Company Benefit Plan has ever provided for such benefits), other than continuation coverage required under Section 4980B of the Code or Part 6 of Subtitle B of Title I of ERISA (or similar state law) for which the covered Person pays the full cost of coverage, and the Company has never promised to provide such post-termination benefits.
(f)
Neither the Company nor, to the Knowledge of the Company, any Third Party, has engaged in any “prohibited transactions” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Benefit Plan, other than any such transactions that are covered by a statutory or administrative exemption, and no such non-exempt “prohibited transaction” with respect to any Company Benefit Plan is reasonably expected to occur as a result of any action or inaction by the Company or, to the Knowledge of the Company, any Third Party.
(g)
No Company Benefit Plan is or ever was a “non-qualified deferred compensation plan” as defined under Section 409A of the Code and the regulations thereunder. No Person is entitled to a gross-up, make-whole or other similar reimbursement payment from the Company in respect of any Tax (including federal, state, local and foreign income, excise and other Taxes (including Taxes imposed under Code Section 409A or 4999)) or interest or penalty related thereto. No payment to be made under any Company Benefit Plan is or, to Knowledge of the Company, will be, subject to the penalties of Section 409A(a)(1) of the Code.

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(h)
Neither the Company nor any of its officers or management-level employees has made any promises or commitments to create any employee benefit plan or agreement or modify or change any Company Benefit Plan. To the Knowledge of the Company, no event, condition or circumstance exists that could reasonably be expected to result in an increase in the benefits or compensation provided under any Company Benefit Plan or the expense of maintaining any Company Benefit Plan from the level of benefits or expense incurred for the most recent fiscal year ending before the Closing Date. To the Knowledge of the Company, no event, condition or circumstance exists that could prevent the amendment or termination of any Company Benefit Plan other than in accordance with its terms.
(i)
Except as set forth on Section 2.12(i) of the Disclosure Schedule, no Company Benefit Plan contains any provision or is subject to any Law that, as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) or upon any related, concurrent, or subsequent termination of employment of any current or former employee, officer, manager or consultant of the Company, would (i) entitle any Person to any payment, forgiveness of indebtedness, funding or distribution under or with respect to any Company Benefit Plan, (ii) increase, accelerate or vest any compensation or benefit, (iii) trigger any obligation to fund any Company Benefit Plan, (iv) require severance, termination, change-in-control, retention or similar payments, (v) provide any term of employment or compensation guaranty, (vi) forgive any Company Employee Indebtedness, or (vii) result in any “parachute payment” (within the meaning of Section 280G of the Code, whether or not such payment is considered to be reasonable compensation for services rendered), or (viii) result in any requirement to pay any tax “gross-up” or similar “make-whole” payments to any current or former employee, officer, director or consultant of the Company.
(j)
No Company Benefit Plan is subject to the laws of any jurisdiction outside the United States.
Section II.13
Compliance with Law; Permits.
(a)
The Company has complied at all times, and is now complying, with all Applicable Law in all material respects, required for the conduct of its Business or by which any of its properties or assets are bound. Since its formation, the Company has not received any written communication (or, to the Knowledge of the Company, any other communication) from any Governmental Authority or Person alleging noncompliance with any Applicable Law.
(b)
The Company owns or holds, and has owned or held at all times, all Permits necessary or required for the conduct of the Business and to own, lease and operate its properties and assets, and such Permits are valid and in full force and effect and are owned by the Company free and clear of all Liens except Permitted Liens. Section 2.13(b) of the Disclosure Schedule sets forth a true, correct and complete list of all Permits issued to the Company, including the names of the Permits and their respective dates of issuance and expiration, copies of which have been provided to Buyer. The Company is conducting, and has always conducted, its business in compliance in all material respects with the requirements, standards, criteria and conditions set forth in such Permits and the Company has not received notice regarding any actual or possible violation of any Permit, or any failure to comply in any respect with any term or requirement of any Permit or any actual or possible revocation, withdrawal, suspension, cancellation, termination, or modification of any Permit. To the Knowledge of the Company is not in Default with respect to any such Permits. The transactions contemplated hereby will not result

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in a Default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Company by, any Permit issued to the Company. There is no Action pending or, to the Knowledge of the Company, threatened that could result in the termination, revocation, suspension, modification, nonrenewal or restriction of any Permit issued to the Company or the imposition of any fine, penalty or other sanctions for violation of any legal or regulatory requirements relating to any Permit issued to the Company.
Section II.14
Legal Proceedings. Except as described in Section 2.14 of the Disclosure Schedule, there are no, and since the Effective Date of the Unitholder Option Agreement, there have been no, Actions pending or, to the Knowledge of the Company, threatened, with respect to, against or affecting the Company, the Business, or any Assets, or seeking to prevent or delay the transactions contemplated hereby, and no written notice of any Action involving or relating to the Company, whether pending or to the Knowledge of Company threatened, has been received by the Company or, to the Knowledge of the Company, any Related Party. There are no judgments, Court Orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency or other Governmental Authority, by arbitration or otherwise) against or involving the Company. There is no material Action by the Company currently pending or which the Company intends to initiate.
Section II.15
Contracts and Commitments.
(a)
Section 2.15(a) of the Disclosure Schedule sets forth a true, complete and correct list of (Contracts listed or required to be listed in Section 2.15(a) of the Disclosure Schedule, each, a “Material Contract”):
(i)
each Contract or group of related Contracts to which the Company is a party or by which the Business, the Company or any of the Assets are bound that are not terminable by the Company upon notice of thirty (30) days or less without penalty and that involve aggregate obligations, Liabilities, revenues, benefits or other consideration exceeding fifty thousand Dollars ($50,000);
(ii)
each Contract between, on the one hand, the Company, and on the other hand, any Affiliate or Related Party (other than (A) employment and consulting agreements, (B) customary confidentiality, assignment of inventions, (C) employee benefits generally made available to employees of the Company, and (D) any Transaction Document);
(iii)
each Contract evidencing or relating to any Company Indebtedness or Company Employee Indebtedness, including any loan or credit agreement, security agreement, guaranty, indenture, note, mortgage, pledge, conditional sale or title retention agreement, equipment obligation or lease purchase agreement to which the Company is a party or by which the Company or any of the Assets are bound (including all guaranties issued by any Related Party relating to the Company);
(iv)
any guarantee by the Company, or any similar commitment by the Company with respect to, the obligations, liabilities (whether accrued, absolute, contingent or otherwise) or indebtedness of any other Person, other than those entered into in the ordinary course of business consistent with past practice;
(v)
any contract or agreement that contains any (A) exclusive dealing obligation, (B) “clawback” or similar undertaking requiring the reimbursement or refund of any fees, (C) “most

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favored nation” or similar provision granted by the Company or (D) provision that grants a Third Party any right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Company to own, operate, sell, transfer, pledge or otherwise dispose of any assets or business;
(vi)
each Contract concerning the establishment or operation of a partnership, joint venture or similar enterprise or any strategic alliance, collaboration, joint development or similar arrangement, relating to the Company, or to which the Company is a party or by which the Business or any of the Assets are bound;
(vii)
each Contract that grants any option, right of first refusal or right of first offer or similar right or that limits or purports to limit the ability of the Company to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of its Assets, equity or business;
(viii)
each Contract to which the Company is a party or by which the Business, the Company or any of the Assets are bound with any Governmental Authority, or any Contract with any academic institution, research center or Governmental Authority that relates to any Asset, the Business or the Company, including the development or other creation of any Intellectual Property;
(ix)
each Contract to which the Company is party, or by which the Business or any of the Assets are bound (A) that would entitle any Third Party to receive a license or any other right with respect to any Intellectual Property of Buyer or any of Buyer’s Affiliates following the Closing, (B) pursuant to which the Company is granted by any other Person any license, sublicense or other right to use, or a covenant not to sue with respect to, or any option to license any Intellectual Property, in each case, other than non-exclusive licenses for a commercially available, off-the-shelf software application and other non-exclusive licenses granted by a Third Party service provider under its pre-existing Intellectual Property rights in the ordinary course of business (such Contracts referred to in this Subsection B, collectively, the “Company In-Licenses”), (C) pursuant to which the Company granted to any other Person any license, sublicense or other right to use, or a covenant not to sue with respect to, or any option to license any Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business to a Third Party service provider under such Intellectual Property for the limited purpose of performing services to the Company (such Contracts, collectively, the “Company Out-Licenses”), (D) pursuant to which the Company assigned or agreed to assign to any Person, or any Person assigned or agreed to assign to the Company, any Intellectual Property, (E) pursuant to which any research or development activities are conducted with respect to any Product or any Intellectual Property, or (F) that involve the payment of royalties or other amounts calculated upon the revenues or income of the Company or income or revenues related to any Product or Company Intellectual Property;
(x)
each Contract that (A) limits or purports to limit the ability of the Company to compete in any line of business or geographical area (including any covenant restricting the relating to any product or product line or any other Assets), (B) requires the Company to indemnify or hold harmless any Person with respect to infringements of proprietary rights (other than indemnification obligations arising from clinical trial, contract research organizations, contract manufacturing organizations, material transfer, purchase, sale or license agreements entered into in the ordinary course of business consistent with past practice) or for breach of fiduciary duties, or (C) that limits or purports to limit that Company from soliciting any customer of any Person or from soliciting or hiring any employee, consultant or independent contractor of any Person;

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(xi)
each Contract that requires the Company to provide in kind consideration;
(xii)
each Contract that involves real property;
(xiii)
any settlement agreement or settlement-related agreement (including any agreement in connection with which any employment-related claim is settled) that provides for ongoing obligations that will last after the Closing;
(xiv)
any agreement involving any current or former member of the Company or any Affiliate thereof;
(xv)
each Contract that relates to the purchase or sale of any material assets (other than clinical trial and material transfer agreements entered into in the ordinary course of business consistent with past practice);
(xvi)
each Contract that results in any Person holding a power of attorney from the Company;
(xvii)
each Contract that prohibits, or is terminable other than by the Company upon, or would reasonably be expected to result in or accelerate obligations to the Company in excess of fifty thousand Dollars ($50,000) upon, the announcement or consummation of any of the transactions contemplated by the Unitholder Option Agreement or this Agreement;
(xviii)
each Contract to which the Company is a party relating to any contract research, supply or manufacturing arrangements and any Contract with any Third Party to develop, promote or market any Product or that otherwise grant any rights (including any license) or impose any obligations to develop, manufacture, supply distribute, market, sell, offer, import or otherwise commercialize any compound, product or technology; and
(xix)
each Contract to which the Company is a party or by which any of the Assets are bound for the employment of any individual or for the consulting services of any Person, or any retention bonus, indemnification or severance Contract.
(b)
Each Material Contract is in full force and effect. As to the Company, and to the Company’s Knowledge as to all other parties to such contracts, all of the Material Contracts are valid, binding and enforceable against the Company in accordance with their terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting enforcement of creditors’ rights generally and except insofar as the availability of equitable remedies may be limited by Applicable Law. Neither the Company nor, to the Knowledge of the Company, any other party to any Material Contract, is in Default under, or has improperly terminated, revoked or accelerated, any Material Contract, and there exists no condition or event which, after notice, lapse of time or both, would constitute any such Default, termination, revocation or acceleration. Neither the Company nor any of its Affiliates has received any written notice of Default under any Material Contract. The Company has not waived in writing any of its rights under any Material Contract. The Company is not currently paying liquidated damages in lieu of performance under any Material Contract. Except as set forth on Section 2.15(b) of the Disclosure Schedule, no Person has any option or any other right to participate in the

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development, commercialization or marketing of any Products under any Contract to which the Company is party or by which it is bound.
Section II.16
Intellectual Property.
(a)
Company Registrations.
(i)
Section 2.16(a)(i) of the Disclosure Schedule sets forth a true, correct and complete list of all existing Intellectual Property Registrations that are included in the Company Intellectual Property (the “Company Registrations”); and in each case with respect to Company Registrations, enumerating specifically the owner(s), the application, grant or registration number, as applicable, title, jurisdiction in which filing was made or from which registration issued, date of application, and date of grant or registration. All assignments of all granted Patents and all Patent applications that were filed prior to the date hereof within the Company Registrations have been executed and recorded (including, as applicable, any assignments from any inventor of any such Intellectual Property) as of the Closing Date, in accordance with all Applicable Law. To the Company’s Knowledge, all filing, prosecuting, recording, registering, issuance, renewal, maintenance and other fees, annuities and payments that have been due and payable with respect to, or actions required to be taken to maintain, the Company Registrations as of the Closing Date have been, as applicable, timely paid or taken by or on behalf of the Company or its applicable Affiliate(s) or, as applicable with respect to Company Licensed IP, the licensor.
(ii)
To the Knowledge of the Company, all of the Company Registrations are subsisting and in full force and effect, and are valid and enforceable. The Company Intellectual Property includes all Intellectual Property owned, used or held for use by the Company in the operation of the Business as conducted as of the date of this Agreement. To the Knowledge of the Company, the Company Intellectual Property includes all Intellectual Property necessary for the operation of the Business as the Company currently contemplates such business to be conducted.
(iii)
Section 2.16(a)(iii) of the Disclosure Schedule sets forth a true, correct and complete list of all Company In-Licenses, and a true, correct and complete list of all Company Out-Licenses. The consummation of the transactions upon the Closing under this Agreement shall not: (A) require the consent, approval or authorization of any counterparty to any Company In-License or Company Out-License; (B) give rise to any right of termination for any Company In-License or Company Out-License; (C) result in any loss of the Company’s rights to material Company Licensed IP under any Company In-License; or (D) result in the amendment of any terms and conditions of any Company In-License or Company Out-License such that the Company’s rights to any of the Company Licensed IP under any such agreement are not materially similar to those in effect immediately prior to the Closing.
(b)
Prosecution Matters. As of the Closing Date, there are no inventorship challenges, or opposition, reexamination, nullity or interference proceedings or other challenges to ownership, registrability, patentability, enforceability or validity declared, commenced or, to the Knowledge of the Company, threatened with respect to any Company Registrations. The Company and all Third Parties acting on the Company’s behalf have complied in all material respects with all of their obligations and duties to the respective patent, trademark and copyright offices, including the duty of candor and disclosure to the U.S. Patent and Trademark Office, with respect to all Company Registrations filed by or on behalf of the Company. To the Knowledge of the Company, there is no information that could

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reasonably be expected to result in a challenge to, or otherwise adversely affect the ownership, registrability, patentability, enforceability or validity of any Company Registrations.
(c)
Ownership. Each item of Company Registrations is solely and exclusively owned, or available for use pursuant to a valid and enforceable written license agreement, by the Company. The Company is the sole and exclusive owner of all right, title and interest in, to and under all Company Owned Intellectual Property, free and clear of any Liens (other than Permitted Liens). No Company Owned Intellectual Property and no Company Licensed IP is subject to any (i) consent, settlement, decree, order, injunction, judgment or ruling, cancellation or reexamination proceeding or any other proceeding challenging their scope or validity other than proceedings for pending applications or registrations, or (ii) Contract (other than a Company In-License or pursuant to the terms of any agreement set forth on 2.16(c)(ii) of the Disclosure Schedule), in each case restricting or otherwise limiting the use, ownership, validity, enforceability, disposition or exploitation thereof. As of the date of this Agreement, with respect to the Company Registrations, (i) no post grant review (PGR), inter partes review (IPR), opposition, extension of time to oppose, interference, rejection, or refusal to register has been filed in connection with any such application other than a grant refusal communication or a registration refusal communication issued by a Governmental Authority, and (ii) the ownership of the Company’s right, title and interest therein is recorded with the applicable Governmental Authority. Other than Third Party licensors under any of the Company In-Licenses, Third Party licensees under any of the Company Out-Licenses and joint owners indicated on Section 2.16(a)(i) of the Disclosure Schedule, no other Person has, any right, title or interest in or to any Company Intellectual Property. Except for any fees payable to a Governmental Authority to issue, register or maintain any of the Company Registrations and for any license or royalty payments required pursuant to a Company In-License, to the Company’s Knowledge no payment by the Company of any kind is required to be made to any Person (including directors, officers, employees, consultants, contractors and agents of the Company) based on the use of any Intellectual Property. Other than the Company Out-Licenses, the Company has not granted to any Person any license (including any sublicense), option, assignment or other similar agreement (including any covenants not to sue) or any other right, title or interest with respect to any Company Registrations.
(d)
Protection Measures. To the Knowledge of the Company, none of the material Know-How Controlled by the Company that is Confidential Information has been disclosed by or on behalf of the Company nor by any Person to any Third Party unless, in each case, such disclosure was made pursuant to an appropriate written confidentiality agreement and to the Knowledge of the Company there has not been any material breach by any such Person of any such agreement. As of the Closing Date, the Company has taken reasonable steps to maintain and protect each item of Company Intellectual Property that is Confidential Information, including commercially reasonable measures at least commensurate with industry standards to maintain the confidentiality of confidential information treated as trade secrets and other confidential information using not less than a reasonable degree of care under the circumstances. The Company has required each of its current and former employees, consultants and independent contractors who is or was involved in the creation or development of any Company Owned Intellectual Property to enter into agreements with the Company pursuant to which each such Person agreed and is bound to maintain and protect the confidential information of the Company and has agreed to assign to the Company, or confirm prior assignment, whether directly to the Company or to the Company via assignment to such Person’s employer in the course of such Person’s employment, sole ownership of all Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company all in accordance with all Applicable Law.

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(e)
Intellectual Property Infringement. To the Knowledge of the Company, the operations of the Company do not and have not infringe(d), misappropriate(d) or otherwise violate(d) the Intellectual Property rights of any other Person. The Company has not received any charge, complaint, claim, demand, communication or other notice, and the Company is not or has not been a party to any lawsuit, claim, action or proceeding, where any Person has (i) alleged that the Company has infringed, misappropriated or otherwise violated any Intellectual Property rights of any other Person (including pursuant to any written notice or demand that the Company must license or refrain from using any Intellectual Property of any other Person), or (ii) challenged the validity, enforceability, ownership, patentability or registrability of, or has claimed any right, title or interest in or to, any Company Intellectual Property, and, with respect to each of clauses (i) and (ii), no such claim has been asserted or threatened in writing. To the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated any Company Intellectual Property and the Company has not filed or threatened in writing any claims alleging that a Third Party has infringed, misappropriated or otherwise violated any Company Owned Intellectual Property.
(f)
Activities with Governmental Authorities or Universities. Except as set forth in Section 2.16(f) of the Disclosure Schedule, no academic institution, academic or governmental research center or Governmental Authority, nor any Person working for or on behalf of any of the foregoing, has, or will be entitled to have, any right, title or interest (including any “march in” or co-ownership rights) in or to any Company Intellectual Property (including any claim or option to any of the foregoing).
(g)
Inventors. With respect to Patents in the Company Owned Intellectual Property, (i) there are no other inventors of such Patents other than the listed inventors in the Patents, including as the term “inventor” is defined and interpreted under United States patent law or patent laws of other relevant jurisdictions, and (ii) all inventors of any inventions claimed or covered by any such Patent included in the Company Registrations have each assigned, or have agreed to assign, or confirm prior assignment, whether, (a) in the case of inventors who are employees of the Company, directly to the Company or, (b) in the case of inventors who are employed by a service provider, to the relevant service provider in the course of such Person’s employment and the service provider has assigned, or has agreed to assign, or confirm prior assignment of such service provider’s entire right, title and interest, in each case ((a) and (b)) in and to any Intellectual Property rights in and to such inventions to the Company, or, (c) if the Company acquired any such Patents or other Intellectual Property, the Person who employed or otherwise engaged such inventor, and such Person has assigned the same to the Company (or any previous owner or acquirer of such Patents or other Intellectual Property). No claims have been asserted in writing challenging the inventorship of any of the Patents included in the Company Registrations.
Section II.17
Absence of Claims; Business Relationships with Affiliates. Except as set forth on Section 2.17 of the Disclosure Schedule, and excluding this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, neither any Related Party of the Company nor any Affiliate thereof, either directly or indirectly, Controls any asset, property or right, tangible or intangible, used or held for use by the Company, or to the Knowledge of the Company, has any claim or cause of action against the Company, or is owed any payment or other obligation by the Company, or is a party to any Contract with the Company or engaged in any transaction, arrangement or course of dealing with the Company (excluding this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby). No event has occurred, and no circumstance or condition exists, that has resulted in, or would reasonably be expected to result in, any claim by a service provider or manager of the Company for indemnification or advancement of expenses related thereto pursuant to (x) the terms of

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the Operating Agreement, (y) any indemnification agreement or other Contract between the Company and any such service provider or manager, or (z) any Applicable Law.
Section II.18
Allocation Schedule. As of immediately prior to the Closing, the allocations set forth in the Allocation Schedule are true, complete and accurate, have been calculated in accordance with Section 2.18 of the Disclosure Schedule and comply with the requirements of Applicable Law, the Operating Agreement and other organizational documents, the Unitholder Option Agreement, this Agreement, and any applicable Contracts. No holder of any Equity Participation of the Company will be entitled to receive any consideration in connection with the Definitive Initial Purchase Consideration (or any Milestone Payment, Priority Review Voucher Payment, or Royalty Payment, or amount required to be released to the Unitholders from the Escrow Amount or the Representative’s Fund) except as set forth in the Allocation Schedule.
Section II.19
Brokers and Agents. Except as set forth in Section 2.19 of the Disclosure Schedule, neither the Company nor any Person acting on its behalf has employed, paid or entered into any Contract which has or will result in an obligation to pay any fee or commission to any broker, finder or similar intermediary for or on account of the transactions contemplated by the Unitholder Option Agreement or this Agreement.
Section II.20
Regulatory Matters.
(a)
The operations of the Company (inclusive of the Products, services, and advertising and promotional materials) are, and have been at all times, in compliance with all applicable Healthcare Laws. The Products are, and have, been manufactured, researched and developed by, or on behalf of, the Company in compliance with all applicable Healthcare Laws. The Company has obtained all applicable approvals, authorizations, licenses, registrations, and Permits required by the FDA and any other Governmental Authority responsible for the oversight and enforcement with respect to Healthcare Laws, including to permit any manufacturing, labeling, storing, testing, research and development of each Product as previously conducted or currently being conducted by or on behalf of the Company. Section 2.20(a) of the Disclosure Schedule sets forth a complete and accurate list of (i) all licenses, certifications, orders, clearances, exemptions, authorizations, and approvals granted or pending with the FDA or any other Governmental Authority to research, develop, or market any Product used in the conduct of the Business; (ii) each clinical trial protocol submitted by the Company to the FDA or any other Governmental Authority; (iii) all other filings or submissions made by the Company pursuant to the Federal Food, Drug, and Cosmetic Act, as amended (“FD&C Act”) and its respective implementing orders and regulations, or any similar Applicable Law; and (iv) any material correspondence between the Company and the FDA or any other Governmental Authority concerning the Company or a Product. The Company has delivered to Buyer each of the items described in (i)-(iv) above.
(b)
The Company has not received any notice that the FDA or any other Governmental Authority responsible for oversight or enforcement of any Healthcare Law, or any institutional review board (or similar body responsible for oversight of human subjects research) or institutional animal care and use committees (or similar body responsible for oversight of animal research), has initiated, or threatened to initiate, any action, suit, proceeding or order to restrict or suspend, nonclinical research on or clinical study of any Product, or to recall, suspend or otherwise restrict the manufacture of any Product, or in which the Governmental Authority alleges or asserts a failure to comply, with applicable Healthcare Laws.

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(c)
There are no lawsuits, actions, arbitrations, proceedings, charges, complaints or, to the Knowledge of the Company, investigations pending, or to the Knowledge of the Company, threatened, with respect to any alleged violation by the Company, any of its Affiliates, or to the Knowledge of the Company, any of its subcontractors, partners or collaborators of the FD&C Act or any other Healthcare Law, and the Company, its Affiliates, and to the Knowledge of the Company, its subcontractors, partners and collaborators are not party to or subject to, nor is any Product subject to, any corporate integrity agreements, monitoring agreements, consent decrees, deferred prosecution agreements, settlement orders or similar Contracts with or imposed by any Governmental Authority related to any Healthcare Law, and no such Contract is currently pending or, to the Knowledge of the Company, threatened. The Company is not a defendant or named party in any unsealed qui tam/False Claims Act litigation. The Company is not resubmitting or planning to resubmit to the government any data reported under the Medicaid Rebate Statute, Medicare Part B Drug Pricing requirements, 340B Program requirements, Veterans Health Care Act of 1992, or the Medicare Part D Coverage Gap Discount Program, or refunding any monies owed due to a resubmission.
(d)
Neither the Company, nor to the Knowledge of the Company, any Person engaged by the Company for contract research, contract manufacturing, consulting, other collaboration services, partners or collaborators with respect to any Product has made an untrue statement of a material fact or a fraudulent statement to the FDA or any Governmental Authority responsible for enforcement or oversight with respect to Healthcare Laws, or failed to disclose a material fact required to be disclosed to the FDA or other such Governmental Authority that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991), or for any other Governmental Authority to invoke a similar policy.
(e)
Neither the Company nor any of its current or former members, officers, partners, or employees, nor to the Knowledge of the Company, contractors or agents have been or are currently suspended, excluded or debarred from any federal contracting or healthcare programs, or threatened with or currently subject to an investigation or proceeding that could result in suspension, exclusion or debarment under state or federal statutes or regulations, or assessed or threatened with assessment of civil monetary penalties. Neither the Company nor any of its current or former members, officers, partners, employees, nor to the Knowledge of the Company, contractors or agents have been convicted of any crime or engaged in any conduct that has previously caused or would reasonably be expected to result in (i) disqualification or debarment under 21 U.S.C. Sections 335 or any similar law, rule or regulation of any other Governmental Authorities, or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar law, rule or regulation of any Governmental Authorities.
(f)
All pre-clinical studies and clinical trials conducted or being conducted with respect to any Product or the Business by or, to the Knowledge of the Company, at the direction of the Company have been and are being conducted in material compliance with all Applicable Law, including (i) standard medical and scientific research procedures and all Healthcare Laws, as applicable, including 21 C.F.R. Parts 11, 50, 54, 56, 58 and 312 and comparable foreign Laws; (ii) the applicable requirements of Good Laboratory Practices and Good Clinical Practices and applicable regulations and guidances that relate to the proper conduct of clinical studies and requirements relating to the protection of human subjects (including “Informed Consent” as such term is defined under Applicable Law in the jurisdictions where clinical trials were or are being conducted); and (iii) Applicable Law governing the privacy of patient medical records and other personal information and data. The Company has not received any notifications

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or other communications from any institutional review board (IRB), ethics committee, safety monitoring committee or Governmental Authority raising any issues in any jurisdiction requiring the termination or suspension or investigation of any clinical studies conducted by, or on behalf of, the Company, or in which the Company has participated and, to the Knowledge of the Company, no such action has been threatened and there is nothing that would warrant any such action. Complete and correct copies of all material Regulatory Materials, including scientific and clinical data of the Company with respect to all Products or the Business, have been made available to Buyer. Such Regulatory Materials are complete and correct in all material respects and have been maintained in compliance with all formal filing and maintenance requirements. The Company has made available to Buyer complete and correct copies of all serious adverse event reports, periodic adverse event reports, non-clinical expedited safety reports, and all other Governmental Authority communications, documents and other information submitted by the Company to or received by the Company from any Governmental Authority, including inspection reports, warning letters and similar documents, relating to the Company, the conduct of the Business, or any Product.
(g)
There have been no (i) FDA Form 483 inspection observations, (ii) establishment inspection reports, (iii) warning, untitled or action letters, (iv) orders, (v) enforcement actions or (vi) other documents or actions that assert lack of compliance in any material respect with any applicable Law, in all such cases, relating to, arising out of or in connection with the Business or any Product. There has not been, nor, to the Knowledge of the Company, is there currently under consideration by the Company, its partners, collaborators or any Governmental Authority, any recall, market withdrawal, safety alert, “Dear Doctor” letter, public health notification or other safety communication in respect of any Product.
(h)
If applicable, the manufacture of the Products are being conducted in compliance with current good manufacturing practices, as defined by the FDA, including, as applicable, the FDA’s Current Good Manufacturing Practices set forth in 21 C.F.R. Parts 210 and 211 and any successor legislation or regulations, and comparable foreign Laws.
(i)
The Company owns or has the right to use and access (including the right to make copies of) all material information and data generated in all development activities and all nonclinical, toxicology and other studies, and clinical studies and trials (together with data sets associated with such studies) with respect to the Products, in each case, undertaken by or on behalf of Company.
Section II.21
Insurance. Section 2.21 of the Disclosure Schedule sets forth a true, correct and complete list of all insurance policies carried by, or maintained on behalf of, the Company (the “Insurance Policies”), the amounts and types of insurance coverage available thereunder and all insurance loss runs and workers’ compensation claims received for the past three (3) policy years. There is no material claim pending under any such Insurance Policies. Such insurance policies are sufficient for compliance with Applicable Law and for compliance with any obligations under any Contract of the Company; provided that, if the Company obtains and maintains insurance in accordance with Section 8.4 of the Program Agreement, Buyer may not assert a claim for a breach of this Section 2.21 with respect to any Contract that only requires a commercially reasonable amount of insurance (or similar standard) and does not explicitly require specific insurance amounts and/or types. The Company does not have any self-insurance or co-insurance programs, except as identified in the Disclosure Schedule. The Company has delivered to Buyer true, complete and correct copies of all such Insurance Policies. With respect to each Insurance Policy, the Company is not in Default (including any breach or Default with respect to the giving of notice) under any material provision of any such Insurance Policy, and no event has occurred which, after notice or the lapse of time or both, would constitute a Default of a material provision of such Insurance Policy or

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permit termination or modification under such Insurance Policy. The Company has not received notice of cancellation or nonrenewal of any such Insurance Policy.
Section II.22
Certain Business Practices. None of the managers, officers or employees of the Company or any of their Affiliates or, to the Knowledge of the Company, agents of the Company or any of their Affiliates, has, in each case in connection with the Business, (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses, including expenses related to political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns, made any bribes or kickback payments or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or similar legislation, or (c) made any payment to any customer or supplier of the Company, or given any other consideration to any such customer or supplier in respect of the Business that violates Applicable Law or (d) made any other unlawful payment.
Section II.23
Books and Records. The Company has made and kept (and given Buyer access to copies of) its true, correct and complete Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect, in all material respects, the activities of the Company. The minute books of the Company made available to Buyer accurately and adequately reflect in all material respects all action previously taken by the members of the Company, the board of managers and committees of the board of managers of the Company. The copies of the membership interest records of the Company previously made available to Buyer are true, correct and complete, and accurately reflect all transactions effected in the membership interest of the Company through and including the date hereof.
Section II.24
Bank Accounts. Section 2.24 of the Disclosure Schedule contains a true, correct and complete list of all bank accounts maintained by the Company, including each account number and the name and address of each bank and the name of each Person who has signature power with respect to each such account or power of attorney to act on behalf of the Company.
Section II.25
Privacy.
(a)
In connection with its collection, storage, transfer (including any transfer across national borders) or use of any personally identifiable health information from any clinical trial participants (collectively “Personal Information”), the Company is and has been in compliance with all applicable Laws (including HIPAA, and other applicable Laws governing the privacy and security of Personal Information) in all relevant jurisdictions, the Company’s privacy policies and the requirements of any contract or codes of conduct to which the Company is a party.
(b)
The Company has commercially reasonable physical, technical, organizational and administrative security measures and policies in place to protect all Personal Information to the extent collected by the Company or on its behalf from and against unauthorized access, use, modification, disclosure, or other misuse. The Company is and has been in compliance with all Laws relating to data loss, theft and breach of security notification obligations. There has been no unauthorized access to or other misuse of such information constituting a “Security Incident” or “Breach of Unsecured Protected Health Information” as those terms are defined under HIPAA.
(c)
The Company has in place policies necessary to protect the privacy and security of Personal Information, including policies and procedures reasonably intended to respond to complaints

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received alleging violation of applicable privacy or security standards and to identify and report all Breaches of Personal Information in accordance with the Company’s legal and contractual obligations and have performed a thorough assessment of the potential risks and vulnerabilities to the confidentiality, integrity, and availability of electronic Personal Information held by the Company.
(d)
No action has been asserted or threatened in a formal notice or commenced against the Company alleging non-compliance with HIPAA, a data security violation, or a violation of any Person’s privacy, personal information, or data rights.
(e)
The Company is not subject to the European Union General Data Protection Regulation (EU) 2016/679 (“GDPR”), any Laws implementing or supplementing GDPR in each applicable jurisdiction, nor any other Law relating to data privacy and security in any jurisdiction outside the United States. The Company has not transferred any Personal Information across any national borders.
(f)
The Company is not subject to any contractual requirements, privacy policies or other legal obligations that, following Closing, would prohibit Buyer from receiving and using any Personal Information. The Company is not the owner or host of any database that is subject to a registration or notification requirement with any Governmental Authority.
Section II.26
Suppliers. The relationships of the Company with its suppliers and service providers are good commercial working relationships. None of the Company’s suppliers or service providers has canceled, terminated, or otherwise materially altered or notified Company, of any intention or otherwise threatened to cancel, terminate, or materially alter its relationship with the Company effective prior to, as of, or within one year after, the Closing. There has not been, and the Company has no reasonable basis to expect that there will be, any change in relations with suppliers or service providers, as a result of the transactions contemplated by this Agreement or the other Transaction Documents. There is not any present condition or state of facts or circumstances related to the Company’s service providers and suppliers that would reasonably be expected to prevent the Business from being carried on after the Closing Date in the same manner as it is presently being carried on.
article III

REPRESENTATIONS AND WARRANTIES OF UNITHOLDERS

To induce Buyer to enter into the Transaction Documents and consummate the transactions contemplated thereby, each Unitholder represents and warrants, except for TAMUS, which represents, severally and not jointly, to Buyer as follows:

Section III.1
Due Organization; Authorization; Binding Agreement. If such Unitholder is an entity, such Unitholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (or to the extent such concepts are not recognized in such jurisdiction, such entity is up to date in filing its corporate or annual return), and the consummation of the transactions contemplated hereby are within such Unitholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Unitholder. If such Unitholder is an individual, such Unitholder has the legal capacity to execute and deliver this Agreement and the other Transaction Documents to which such Unitholder is a party, to own, hold, sell and transfer pursuant to this Agreement and the other Transaction Documents to which such Unitholder is a party the Units owned by such Unitholder and to consummate the transactions

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contemplated hereby and thereby. Such Unitholder has full power and authority to execute, deliver and perform this Agreement and any other Transaction Documents to which such Unitholder is a party. This Agreement and any other Transaction Documents to which such Unitholder is a party has been duly and validly executed and delivered by such Unitholder, and constitutes a legal, valid and binding obligation of such Unitholder enforceable against such Unitholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in an Action in equity or at law).
Section III.2
Non-Contravention. The execution and delivery by such Unitholder of this Agreement and the other Transaction Documents to which such Unitholder is a party does not, and the performance by such Unitholder of such Unitholder’s obligations hereunder and thereunder and the consummation by such Unitholder of the transactions contemplated hereby and thereby will not (a) violate any Law applicable to such Unitholder or such Unitholder’s Units, (b) except as may be required by U.S. federal securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, violate, conflict with, constitute a Default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Liens on any of such Unitholder’s Units pursuant to, any contract, agreement, trust, commitment, Court Order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Unitholder or any Applicable Law, or (c) if such Unitholder is an entity, conflict with, or result in a breach of or violate any provision of such Unitholder’s certificate or articles of incorporation, bylaws, limited liability or operating agreement, partnership agreement, trust agreement or similar organizational documents.
Section III.3
Ownership of Units; Total Units. Such Unitholder is the record and beneficial owner of such Unitholder’s Units and has good and marketable title to such Units, free and clear of any Liens as of immediately prior to the Closing. The Units listed on Schedule A opposite such Unitholder’s name constitute all of the equity interests of the Company legally and beneficially owned by such Unitholder as of immediately prior to the Closing, and such Unitholder neither holds nor has any legal or beneficial ownership in any other equity interest in the Company. Except pursuant to this Agreement and as set forth in the Operating Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Unitholder’s Units and such Unitholder is not party to any Contract obligating such Unitholder to sell, transfer, pledge or otherwise dispose of any interest in any of such Unitholder’s Units. Upon the Closing, valid title to the Units will pass to Buyer, free and clear of any Liens.
Section III.4
Voting Power. Such Unitholder has full voting power, with respect to such Unitholder’s Voting Units (as defined in the Operating Agreement) and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Unitholder’s Units. Other than as set forth in the Operating Agreement and the Unitholder Option Agreement, none of such Unitholder’s Units are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Units (including any preemptive right, right of participation, right of maintenance or any similar right; any right of first refusal or similar right; or relating to the registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of the Units).
Section III.5
Reliance. Such Unitholder has had the opportunity to review this Agreement with counsel of such Unitholder’s own choosing. Such Unitholder understands and acknowledges that Buyer is

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entering into this Agreement in reliance upon such Unitholder’s execution, delivery and performance of this Agreement.
Section III.6
Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of such Unitholder, threatened against such Unitholder or any of such Unitholder’s properties or assets (including such Unitholder’s Units) that could reasonably be expected to prevent or materially delay or impair the consummation by such Unitholder of the transactions contemplated by this Agreement or any other Transaction Documents to which such Unitholder is a party or otherwise adversely impact such Unitholder’s ability to perform its obligations hereunder or thereunder. To such Unitholder’s knowledge, there are no Actions pending or threatened against or by the Company affecting any of the Company’s properties or assets (or by or against such Unitholder or any Affiliate thereof and relating to the Company) or against or by the Company, such Unitholder or any Affiliate of such Unitholder that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or any other Transaction Documents to which such Unitholder is a party.
Section III.7
Brokers. Neither such Unitholder nor any Person acting on its behalf has employed, paid or entered into any Contract which has or will result in an obligation to pay any fee or commission to any broker, finder or similar intermediary for or on account of the transactions contemplated by the Unitholder Option Agreement or this Agreement.
article IV

REPRESENTATIONS AND WARRANTIES OF BUYER

To induce the Company and the Unitholders to enter into the Transactions Documents and consummate the transactions contemplated thereby, Buyer represents and warrants to the Company and the Unitholders as follows:

Section IV.1
Organization; Authorization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party.
Section IV.2
Authorization; No Conflict.
(a)
Buyer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution, delivery and performance by Buyer of this Agreement and any other Transaction Documents to which Buyer is a party (together with the other instruments, documents and agreements contemplated hereby or thereby or to be executed in connection with the transactions contemplated hereby or thereby) have been duly authorized by all necessary corporate or organizational actions on the part of Buyer. This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding agreement of Buyer enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
(b)
Neither the execution and delivery by of this Agreement or any other Transaction Documents to which Buyer is a party, nor the consummation of any of the transactions contemplated

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hereby or thereby, nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof, in each case by Buyer, will:
(i)
(A) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a Default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under the certificate of incorporation or by-laws of Buyer, or under any contract to which Buyer is a party, or (B) violate any Court Order or material Laws applicable to Buyer, in each case, solely to the extent that such Default or violation would have a material adverse impact on Buyer’s ability to consummate the transactions contemplated hereby; or
(ii)
require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with, any Person.
Section IV.3
Brokers and Agents. Neither Buyer nor any Person acting on its behalf has employed, paid or entered into any Contract which has or will result in an obligation to pay any fee or commission to any broker, finder or similar intermediary for or on account of the transactions contemplated by the Unitholder Option Agreement or this Agreement.
Section IV.4
Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Business, the Company Intellectual Property, results of operations, condition (financial or otherwise) and assets of the Company, and acknowledges that it has been provided adequate access to the personnel, assets, books and records, and other documents and data of the Company for such purpose. Notwithstanding such investigation, Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon the express representations and warranties of the Company and the Unitholders set forth in this Agreement; and (b), neither the Company nor the Unitholders have made any representation or warranty to Buyer except as expressly set forth in this Agreement.
article V

CLOSING DELIVERIES
Section V.1
By the Company. At the Closing, the Company shall deliver to Buyer each of the following, duly executed by the Company to the extent applicable:
(a)
Escrow Agreement by and among Buyer, the Representative, and the Escrow Agent, in a customary form reasonably satisfactory to Buyer and the Company (the “Escrow Agreement”), duly executed by the Company and the Representative;
(b)
Fully executed payoff letters from all holders of Closing Date Company Indebtedness being repaid at Closing (as set forth on Section 5.1(c) of the Disclosure Schedule), which payoff letters shall, among other things, be in form and substance reasonably acceptable to Buyer, and include a complete release of all Liens with respect to such Closing Date Company Indebtedness and wire instructions for such holder of Closing Date Company Indebtedness;

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(c)
A list of each Person owed any Transaction Costs being paid at the Closing pursuant to Section 1.4(a)(ii), setting forth the amount of Transaction Costs owed to such Person and wire instructions for each such Person;
(d)
Evidence that any Contract or arrangement set forth on Section 5.1(e) of the Disclosure Schedule to which, on the one hand, the Company, and, on the other hand, any current or former (A) Related Party, (B) officer, director or employee of the Company, or (C) Affiliate of any of the foregoing, is a party, has been terminated, with no Liability to the Company;
(e)
Resignations (effective as of the Closing) from all directors of the Company and such officers of the Company as Buyer may have requested prior to the Closing, in each case solely in their capacity as directors or officers (and not in their capacity as employees, as applicable).
(f)
Each Unitholder that is a U.S. person shall provide Buyer with a Non-Foreign Person Affidavit in accordance with Section 1446(f) of the Code and Treasury Regulation Section 1.1445-2(b)(2). Each Unitholder that is a non-U.S. person shall cause the Company to provide to Buyer (i) a certificate in accordance with Treasury Regulations Section 1.1445-11T(d)(2) and (ii) a certificate pursuant to Proposed Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(C) (or at the election of Buyer, Section 7.03 of Internal Revenue Service Notice 2018-29), dated as of the Closing Date certifying each such Unitholder’s share of partnership liabilities in the Company.
Section V.2
By Buyer. At the Closing, Buyer shall deliver to the Company the following items each duly executed by Buyer to the extent applicable:
(a)
Escrow Agreement, duly executed by Buyer;
(b)
the Estimated Initial Purchase Consideration, and other payments due pursuant to Section 1.4, in immediately available funds.
article VI

POST-CLOSING COVENANTS
Section VI.1
Further Assurances. From time to time after the Closing Date, upon the reasonable request of any party, each party hereto shall execute, acknowledge and deliver all such other instruments and documents and shall take all such other actions required to consummate and make effective the transactions contemplated by the Transaction Documents; provided, that Buyer shall not be required to pay any further consideration or amounts therefor.
Section VI.2
Confidentiality.
(a)
Each party hereunder agrees that a party (the “Receiving Party”) receiving Confidential Information of another party before or after the Effective Date (the “Disclosing Party”) shall: (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than reasonable efforts; (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below; and (c) not use such Confidential Information for any purpose except those permitted by the

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Transaction Documents. For purposes of this Section 6.2, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Program Agreement
(b)
For purposes of this Agreement, “Confidential Information” means all proprietary non-public information that is disclosed by one party or its Affiliates or its representatives to another party or its Affiliates or its representatives, provided by or on behalf of one party to another party in writing, orally, visually or observed by a party while on the premises of another party, including processes, formulae, data, Know-How, improvements, inventions, chemical or biological materials, chemical structures, techniques, marketing plans, strategies, customer lists or other information that has been created, discovered or developed or otherwise made by or on behalf of a party, or has otherwise become known to a party, or to which rights have been assigned to a party, as well as any other information and materials that are deemed confidential or proprietary to or by a party or that a reasonable person would understand to be confidential or proprietary due to the context of its disclosure or its scope, content, or nature (including all information and materials of a party’s customers and any other Third Party and their consultants), in each case regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other by the Disclosing Party in oral, written, graphic or electronic form.
(c)
Exceptions. The obligations in Section 6.2(a) shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent written evidence:
(i)
is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;
(ii)
was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party (and the applicable evidence thereof shall be contemporaneous);
(iii)
is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party rightfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
(iv)
is published by a Third Party or otherwise becomes publicly available or enters the public domain through no fault (whether by action or inaction) of the Receiving Party, either before or after it is disclosed to the Receiving Party; or
(v)
is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.
(d)
Authorized Disclosures. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party and Confidential Information deemed to belong to both Buyer and the Company under Section 6.2(a), to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:
(i)
subject to Section 7.5 of the Program Agreement, complying with Applicable Laws (including the rules and regulations of the Securities and Exchange Commission or any

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national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance;
(ii)
Prosecution and Maintenance of Prosecuted Patents in accordance with the Program Agreement;
(iii)
in connection with the enforcement of any of the Transaction Documents; and
(iv)
disclosure, solely on a “need to know basis,” to Affiliates, Service Providers, potential or actual research and Development collaborators, licensees, subcontractors, shareholders or equity-holders, or other potential financial partners, and each of the Parties’ respective directors, officers, employees, consultants, stockholders or members, attorneys and contractors, each of whom, prior to disclosure, must be bound by written obligations of confidentiality and non-use or binding professional responsibility standards containing confidentiality obligations no less restrictive than the obligations set forth in this Section 6.2 (but of shorter duration if customary); provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 6.2(c)(iv) to treat such Confidential Information as required under this Section 6.2.
(v)
If and whenever any Confidential Information is disclosed in accordance with this Section 6.2, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). The Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 6.2(c)(i) or Section 6.2(c)(iii) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information (including seeking a confidential treatment order or protective or limiting order, as applicable), and the Receiving Party shall provide reasonable assistance to the Disclosing Party with respect thereto as allowed by law; provided, that, in any event, the Receiving Party shall use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary to comply with such Applicable Laws or judicial process.
Section VI.3
Tax Matters.
(a)
Cooperation. The Representative, the Unitholders and Buyer shall (and Buyer shall cause the Company to) cooperate fully, as and to the extent reasonably requested by the other parties, to (i) assist in the preparation and timely filing of any Tax Return of the Company; and (ii) assist in any audit or other proceeding with respect to the Tax Returns or Taxes of the Company, except as to TAMUS, to the extent allowed by the Laws of the State of Texas and approved by the Attorney General of the State of Texas. Buyer and the Company shall not destroy or dispose of any Tax workpapers, schedules or other materials and documents supporting Tax Returns of the Company for Pre-Closing Tax Periods until the earlier of (i) the seventh anniversary of the Closing Date and (ii) the expiration of the applicable statute of limitations, without the prior written consent of the Representative.

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(b)
Transfer Taxes. Fifty percent (50%) of all Transfer Taxes arising from the transactions contemplated hereunder (as well as any reasonable costs associated with the filing of Tax Returns for such Transfer Taxes) will be paid by each of Buyer and the Representative (on behalf of the Unitholders). Each Tax Return for Transfer Taxes will be prepared by the party that customarily has primary responsibility for filing such Tax Return, with the non-preparing party to reimburse the preparing party for the non-preparing party’s share of Transfer Taxes associated with such Tax Return.
(c)
Tax Matters. Buyer shall promptly notify the Representative upon receipt by Buyer, the Company or any subsidiary of Buyer or the Company of any notice of any inquiries, assessments, proceedings or similar events received from any Governmental Authority with respect to Taxes of the Company imposed in respect of Pre-Closing Tax Periods or notice of a claim by a Third Party, in either case for which Unitholders are required to indemnify any Buyer Indemnified Party pursuant to this Agreement (any such inquiry, assessment, proceeding or similar event, a “Tax Matter”); provided, however, that Buyer’s failure to give timely notice to the Representative shall not prevent Buyer from making an indemnity claim under this Agreement, except to the extent (if any) such failure actually and materially prejudiced the Unitholders. The Representative shall have the right to control, at the Unitholders’ expense, the conduct and resolution of any Tax Matter for a Pre-Closing Tax Period solely with respect to Tax Returns that reflect income that flows through to the Unitholders, except, as to TAMUS, the Representative must obtain written approval of TAMUS; provided, however, the Representative shall consult with Buyer before taking any significant action in connection with such Tax Matter, and the Buyer shall have the right to participate in the conduct and resolution of any Tax Matter at its expense. The Representative shall use commercially reasonable efforts to timely keep the Buyer apprised of any material developments in any such Tax Matter and shall not enter into any settlement of or otherwise compromise any such Tax Matter without the prior written consent of Buyer, which consent shall not be unreasonably conditioned, withheld or delayed. Buyer shall have the right to control the conduct and resolution of any other Tax Matter relating to a Pre-Closing Tax Period or Straddle Period at the Unitholders’ expense, except, as to TAMUS, the Representative must obtain written approval of TAMUS; provided, however, Buyer shall consult with the Representative before taking any significant action in connection with such Tax Matter, and the Representative shall have the right to participate in the conduct and resolution of any Tax Matter at its expense. Buyer shall use commercially reasonable efforts to timely keep the Representative apprised of any material developments in any such Tax Matter and shall not enter into any settlement of or otherwise compromise any such Tax Matter without the prior written consent of the Representative, which consent shall not be unreasonably conditioned, withheld or delayed. With respect to any audit of a Pre-Closing Tax Period of the Company that is subject to the partnership audit and procedures of the Bipartisan Budget Act of 2015 to the extent the Audit Opt-Out Election is not permitted under applicable Law to be made with respect to the Company for any applicable jurisdiction (federal, state or local), the Company (i) will elect the application of Section 6226 of the Code (or any similar provisions under state or local law) or (at the Representative’s sole discretion unless an election under Section 6226 of the Code is unavailable or ineffective) require the Unitholders to either file amended tax returns in accordance with Section 6225(c)(2)(A) of the Code (or any similar provisions under state or local law) or follow the procedures in Section 6225(c)(2)(B) (or any similar provisions under state or local law) and (ii) will not elect for the Company to pay any “imputed underpayment” within the meaning of Code Section 6225 (or any corresponding or similar provision of state, local or foreign tax law). In the event of any conflict between the provisions of this Section 6.3(c) and the provisions of Section 7.6, the provisions of this Section 6.3(c) shall control.

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(d)
Preparation of Tax Returns. The parties acknowledge and agree that as a consequence of the transactions contemplated hereunder, the Company shall terminate as a partnership for U.S. federal and applicable state and local income tax purposes pursuant to Revenue Ruling 99-6 on the Closing Date. The Representative shall have an IRS Form 1065, U.S. Return of Partnership Income, and any state and local income Tax Returns that are pass-through Tax Returns with respect to the Company prepared for the taxable year ending on the Closing Date (the “Final Income Tax Returns”). All such Final Income Tax Returns shall be prepared in a manner consistent with the past practices of the Company, except as otherwise required by this Agreement or applicable Law, and provided that any income of the Company from deferred revenue or prepaid amounts received on or prior to the Closing Date shall be reported on the Final Income Tax Returns for the taxable period ending on the Closing Date. The Company shall, to the maximum extent permitted under applicable Law, make the election described in Code Section 6221(b) on such Tax Returns (and, for state and local tax jurisdictions, any similar or corresponding election) (collectively, the “Audit Opt-Out Election”). The Representative shall provide Buyer with a draft of each Final Income Tax Return at least [***] days prior to the due date for filing thereof for Buyer’s review, comment and approval (not to be unreasonably withheld, conditioned or delayed). The Representative shall incorporate all reasonable comments of the Buyer to such Final Income Tax Returns so long as such comments are consistent with the foregoing principles. Buyer shall prepare and file, or cause to be prepared and filed, all Tax Returns (other than the Final Income Tax Returns) of the Company for periods ending on or before the Closing Date and Straddle Periods that are due after the Closing Date, in each case in a manner consistent with the past practice of the Company unless otherwise required by applicable Tax Law. Buyer shall deliver any such Tax Return that is an income tax return for a Straddle Period to the Representative at least [***] days before the due date of such Tax Return for review and comment by the Representative (unless such Tax Return is due within forty (40) days of the Closing Date, in which case Buyer shall use reasonable efforts to provide the Representative a draft of such Tax Return prior to the filing thereof). The Representative shall have [***] days to review and comment on such draft Tax Returns (unless such Tax Return is due within thirty (30) days of the Closing Date, in which case the Representative shall use reasonable efforts to provide comments as promptly as practicable after the receipt of any draft from Buyer). Buyer shall consider such comments in good faith. Notwithstanding the foregoing, nothing in this Section 6.3(d) shall be deemed to require Buyer or the Company to delay timely filing any such Tax Return on the date any such Tax Return is due (taking into account any applicable extensions available with respect thereto). Buyer shall cause any amounts shown to be due on such Tax Returns to be timely remitted to the applicable Governmental Authority.
(e)
Straddle Period. In the case of any taxable period of the Company that includes, but does not end on, the Closing Date (“Straddle Period”), (i) the amount of any Taxes based on or measured by income or receipts, sales or use taxes, employment taxes, or withholding taxes of such for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any partnership, or other pass-through entity or any non-U.S. entity in which such Person holds a beneficial interest shall be deemed to terminate at such time) and (ii) the amount of any other Taxes for a Straddle Period that relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on and including the Closing Date and the denominator of which is the number of days in such Straddle Period.
Section VI.4
Public Disclosures. None of the parties shall make any public disclosure or permit any of their respective Affiliates to make any disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement or the other Transaction Documents unless previously approved by

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Buyer and the Representative in writing, which approval shall not be unreasonably withheld or delayed, except as such release or announcement may be required by Applicable Law.
Section VI.5
No Solicitation of Employees. Each Unitholder, other than TAMUS, shall not, and shall cause its agents, representatives, Affiliates, employees, stockholders, officers and directors to not, for a period of [***] from the date hereof, directly or indirectly, solicit for employment or employ or cause to leave the employ of Buyer or any of its Affiliates any individual serving as an officer or employee of Buyer or any of its Affiliates, without obtaining the prior written consent of Buyer.
Section VI.6
Competition. For a period of [***] from the date hereof, each Unitholder (other than TAMUS) shall not conduct, participate in, or fund (directly or indirectly) any research, Development or Manufacturing activities of any antisense oligonucleotide that is intended to modulate (or that otherwise modulates) UBE3A for the treatment or diagnosis of Angelman Syndrome, other than a Product, or facilitate any of the foregoing, other than on behalf of the Company. For the avoidance of doubt, a Unitholder may provide services to a Person who conducts, participates in, or funds (directly or indirectly) research, Development or Manufacturing activities of an antisense oligonucleotide intended to modulate (or that otherwise modulates) UBE3A for the treatment or diagnosis of Angelman Syndrome provided that such Unitholder recuses itself from such activities. For the further avoidance of doubt, but without limiting Section 6.2, if a Third Party approaches a Unitholder for advice on endpoints, information about the patient population, or assistance with disseminating information about a Clinical Study, such Unitholder shall be permitted to provide such assistance.
article VII

REMEDIES
Section VII.1
Indemnification by All Unitholders. Subject to the limitations set forth in this Article VII, from and after the Closing, the Unitholders covenant and agree to indemnify, defend, protect and hold harmless Buyer and its Affiliates (including, after the Closing, the Company) and each of Buyer’s and its Affiliates’ respective officers, directors, control persons, employees, stockholders, representatives, permitted assigns and successors (the “Buyer Indemnified Parties”), severally on a pro rata basis, from, against and in respect of all Damages that may be suffered, sustained, incurred or paid by any Buyer Indemnified Party to the extent resulting from or arising out of:
(a)
any misrepresentation, breach or inaccuracy of any representation or warranty of the Company set forth in Article II of this Agreement or in the Disclosure Schedule (or any claim by any Third Party that, if true, would constitute such a misrepresentation, breach, or inaccuracy) or under any other Transaction Document;
(b)
any nonfulfillment or breach of any covenant or agreement on the part of the Company set forth in this Agreement or any other Transaction Document (or any claim by a Third Party that, if true, would constitute such a nonfulfillment or breach);
(c)
any (i) Company Indebtedness or (ii) Transaction Costs, in each case, to the extent not deducted from the Definitive Initial Purchase Consideration (including after taking into account the adjustment thereto made pursuant to Section 1.3);

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(d)
(i) any Taxes of the Company (or for which the Company may otherwise be liable, including for the avoidance of doubt, pursuant to the Bipartisan Budget Act of 2015 (or any corresponding provisions of state or local law) attributable to any Pre-Closing Tax Period except to the extent such Taxes were specifically identified as included in the calculation of the Definitive Net Working Capital Adjustment or were included in Indebtedness, (ii) any Taxes resulting from or attributable to the consummation of the transactions contemplated by this Agreement (including Taxes for which Unitholders are responsible pursuant to Section 6.3(b)), (iii) any Taxes imposed on any Unitholder for any taxable period, (iv) any Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company is or was a member prior to the Closing Date, including Taxes imposed on the Company under Treasury Regulations Section 1.1502-6 or under any comparable, analogous or similar provision of state, local or non-U.S. Law, and (v) any Taxes of any Person imposed on the Company or for which the Company may otherwise be liable) as a transferee or successor, or pursuant to any contractual obligation or otherwise, or pursuant to any law, rule or regulations, which Taxes relate to an event, agreement or transaction occurring prior to the Closing; and
(e)
any inaccuracy, omission, misstatement or error in the Allocation Schedule or any certificate, schedule, exhibit or other similar document delivered by the Company or any Unitholder, or the failure to allocate amounts paid to the Payments Administrator in accordance with the Allocation Schedule or Operating Agreement (including any claim or allegation made by or on behalf of any current or former holder of Units or alleged holder of Units challenging, disputing or objecting to the amount of the portion of any payment to Unitholders hereunder).
Section VII.2
Indemnification by Each Unitholder. Each Unitholder covenants and agrees to indemnify, defend, protect and hold harmless the Buyer Indemnified Parties severally and not jointly from and against all Damages that may be suffered, sustained, incurred or paid by any Buyer Indemnified Party to the extent resulting from or arising out of:
(a)
any misrepresentation, inaccuracy or breach of any representation or warranty of such Unitholder set forth in Article III of this Agreement (or any claim by any Third Party that, if true, would constitute such a misrepresentation, breach, or inaccuracy); and
(b)
any nonfulfillment or breach of any covenant or agreement on the part of such Unitholder set forth in this Agreement (or any claim by a Third Party that, if true, would constitute such a nonfulfillment or breach).
Section VII.3
Indemnification by Buyer. Buyer covenants and agrees to indemnify, defend, protect and hold harmless each Unitholder and each Unitholder’s respective officers, directors, control persons, employees, equity holders, representatives, permitted assigns and successors (the “Unitholder Indemnified Parties”) from and against all Damages that may be suffered, sustained, incurred or paid by any Unitholder Indemnified Party to the extent resulting from or arising out of:
(a)
any misrepresentation, inaccuracy or breach of any representation or warranty of Buyer set forth in Article IV of this Agreement (or any claim by any Third Party that, if true, would constitute such a misrepresentation, breach, or inaccuracy); and

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(b)
any nonfulfillment or breach of any covenant or agreement on the part of Buyer set forth in this Agreement (or any claim by a Third Party that, if true, would constitute such a nonfulfillment or breach).
Section VII.4
Limitations on Indemnification Obligations.
(a)
Notwithstanding the above, there shall be no liability for indemnification under Section 7.1(a), Section 7.2(a) or Section 7.3(a) or, as the case may be, unless the aggregate amount of Damages with respect to all Claims thereunder exceeds [***] Dollars ($[***]) (the “Deductible”), at which point the Indemnifying Party(ies) will only be obligated to indemnify the Indemnified Parties for the amount of Damages described in Section 7.1(a), Section 7.2(a) or Section 7.3(a) (as applicable) exceeding the Deductible; provided that the Deductible shall not apply to the misrepresentation, breach or inaccuracy of any representation or warranty made by the Unitholders in Article III and any of the following Sections: Section 2.1 (due organization), Section 2.2 (authorization; no conflict), Section 2.3 (capitalization), Section 2.9 (assets), Section 2.10 (taxes), Section 2.16 (intellectual property), Section 2.19 (brokers and agents), Section 3.1 (due organization, authorization), Section 3.3 (ownership of units), Section 3.7 (brokers), Section 4.1 (organization and authorization), Section 4.2 (authorization; no conflict), and Section 4.3 (brokers and agents) (collectively, the “Fundamental Reps”). With respect to any claim as to which an Indemnified Party may be entitled to indemnification hereunder, the Indemnifying Party shall not be liable for any Damages arising out of any individual or related set of facts and circumstances that do not exceed thirty-seven thousand five hundred Dollars ($37,500) (which Damages shall not be counted towards the Deductible).
(b)
The indemnification obligations of each of the parties under Section 7.1(a), Section 7.2(a) and Section 7.3(a), respectively, shall not exceed on a cumulative basis for the Unitholders, on the one hand, or Buyer on the other hand, an amount equal to the Cap (as defined below), determined as of the date of assertion of any Claim for indemnification hereunder, provided, that the Cap shall not apply with respect to any misrepresentation, breach or inaccuracy of any Fundamental Rep, which shall be capped at an amount equal to the Total Purchase Consideration (determined as of the date of assertion of any Claim for indemnification hereunder). For purposes of this Agreement, the “Cap” shall be equal to the Escrow Amount.
(c)
The amount of Damages recoverable by the Buyer and Buyer Indemnified Parties under this Article VII shall be reduced, on a dollar-for-dollar basis, by any amounts actually recovered (after deducting therefrom the full amount of costs, Taxes and expenses incurred in procuring such recovery, including any increase in premiums and any deductible or retention associated therewith) by the Buyer and Buyer Indemnified Parties under insurance policies or other collateral sources (such as contractual indemnities of any Person which are contained outside of this Agreement). Buyer agrees to use commercially reasonable efforts to make a claim under any insurance policy, or against any other collateral source, available to it with respect to the facts giving rise to the right to indemnification hereunder. For clarity, the making of any such claim shall not impact the timing or amount of any indemnification that may be due from the Unitholders to the Buyer Indemnified Parties. To the extent that any Buyer Indemnified Party receives a payment under any such insurance policy or collateral source corresponding to an indemnification payment made by the Unitholders with respect a Claim for indemnification hereunder, such Buyer Indemnified Parties shall reimburse the Unitholders for such indemnification payment up to the amount of such insurance policy or collateral source payment.

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(d)
The right to indemnification or other remedy based on the representations, warranties, covenants and agreements herein shall not be affected or deemed waived by reason of any investigation made or conducted by or on behalf of the party seeking indemnification (including by any of their advisors or representatives) or by reason of the fact that the party seeking indemnification or any of its advisors or representatives knew, or should have known, that such representation or warranty is or might be inaccurate or that any fact, event or circumstance had or had not occurred.
(e)
Notwithstanding anything herein to the contrary, for purposes of (i) determining whether a breach of the applicable representation or warranty has occurred and (ii) calculating Damages under this Section 7.4, the representations and warranties set forth in Article II, Article III, and Article IV shall be read without regard to any limitation as to materiality or Material Adverse Effect contained therein.
Section VII.5
Survival and Expiration of Representations, Warranties, Covenants and Agreements.
(a)
The representations and warranties of the Unitholders and Buyer contained in this Agreement shall survive the Closing and shall expire on the date that is [***] months after the Closing Date (the “Survival Date”); provided, that (i) the Fundamental Reps shall survive until the expiration of [***] plus [***] Business Days. Notwithstanding the preceding sentence, the indemnification obligations with respect to any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence if an Indemnified Party gives written notice of a claim for indemnification with respect to such representation or warranty in accordance with the procedures set forth in Section 7.6 prior to such time.
(b)
All covenants and agreements to be performed in their entirety prior to the Closing Date shall terminate upon the Closing except as expressly provided herein. All covenants and agreements to be performed in whole or in part after the Closing Date shall survive in accordance with their terms.
Section VII.6
Indemnification Procedures. Subject to Section 6.3(c), which shall control with respect to Tax Matters, all claims for indemnification under this Section 7.6 (“Claims”) shall be asserted and resolved as follows:
(a)
Buyer Indemnified Parties who make a Claim against the Unitholders shall be required to deliver such Claim to the Representative and not to each Unitholder. Any dispute in connection with such Claim shall be handled by the Buyer Indemnified Parties who made such Claim and the Representative.
(b)
In the event that any Person entitled to indemnification hereunder (the “Indemnified Party”) has a Claim against any party obligated to provide indemnification pursuant to Section 7.1, Section 7.2 or Section 7.3 hereof (the “Indemnifying Party”) which has been asserted against an Indemnified Party by a Third Party (a “Third Party Claim”), the following provisions shall apply:
(i)
With reasonable promptness after the Indemnified Party receives a written notice of a Third Party Claim and determines that such Third Party Claim would reasonably be expected to give rise to a right of indemnification hereunder, the Indemnified Party shall notify the Indemnifying Party of such Third Party Claim (the “Claim Notice”). The Indemnified Party’s

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failure to give such notice of any Third Party Claim pursuant to the foregoing sentence shall not relieve the Indemnifying Party of any indemnification obligations it may have to the Indemnified Party, except and only to the extent the failure to give such notice actually and materially prejudices the Indemnifying Party with respect to such Third Party Claim.
(ii)
If any Indemnified Party asserts a Claim involving a Third Party Claim, the Indemnifying Party shall, within [***] days from delivery of the Claim Notice (the “Notice Period”), notify the Indemnified Party (A) whether or not such Indemnifying Party disputes its indemnification obligation to the Indemnified Party hereunder with respect to such Third Party Claim and (B) if such Indemnifying Party does not dispute such indemnification obligation, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such Third Party Claim, provided that the Indemnified Party is hereby authorized (but not obligated) prior to and during the Notice Period to file any motion, answer or other pleading and to take any other action which the Indemnified Party shall deem necessary or appropriate to protect the Indemnified Party’s interests. If, and for so long as, (I) the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party agrees to provide full indemnification with respect to such Third Party Claim (without regard to the limitations in this Section 7.6) and desires to defend the Indemnified Party against such Third Party Claim, and (II) the Third Party Claim does not (1) involve criminal liability or any admission of wrongdoing, (2) seek equitable relief or any other non‑monetary remedy against the Indemnified Party, (3) involve any Governmental Authority as a party thereto or (4) involve Taxes, then except as hereinafter provided, such Indemnifying Party shall have the right to defend against such Third Party Claim by appropriate proceedings with legal counsel reasonably acceptable to the Indemnified Party, which proceedings shall be promptly settled or diligently prosecuted by such party to a final conclusion; provided that, unless the Indemnified Party otherwise agrees in writing, the Indemnifying Party may not settle any matter (in whole or in part) unless such settlement (w) includes a complete and unconditional release of the Indemnified Party and its Affiliates in respect of the Third Party Claim, (x) involves no admission of wrongdoing by the Indemnified Party or its Affiliates, (y) excludes any injunctive or non-monetary relief applicable to the Indemnified Party or its Affiliates and (z) the monetary relief contemplated by such settlement is fully covered by the Indemnifying Party pursuant to this Section 7.6. If the Indemnified Party desires to participate in (but not control) any such defense or settlement, the Indemnified Party may do so at its sole cost and expense; provided, that, if the Indemnified Party reasonably concludes, based on advice of counsel, that there are issues that raise actual or potential conflicts of interest between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be responsible for the reasonable fees and expenses of one counsel to such Indemnifying Party in connection with such defense. For the avoidance of doubt, the assumption of the conduct and control of any Third Party Claim includes posting bonds or other security required by the court or adjudicative body before which such proceeding is taking place.
(iii)
If (A) the Indemnifying Party elects not to defend the Indemnified Party against such Third Party Claim, whether by failure of the Indemnifying Party to give the Indemnified Party timely notice as provided above or otherwise, (B) the terms of this Agreement do not permit the Indemnifying Party to defend the Indemnified Party against such Third Party Claim, or (C) the Indemnified Party, based on advice of counsel, has different or additional defenses available to it that present a conflict with the interests of the Indemnifying Party, then the Indemnified Party shall be entitled, subject to the terms and limitations contained in this

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Section 7.6, to its own counsel with respect to the participation in or defense of such Third Party Claim, at the sole cost and expense of the Indemnified Party.
(iv)
In the event that the Indemnifying Party or the Indemnified Party (the “Defending Party”) undertakes any such defense against any such Third Party Claim (to the extent that such party is permitted to undertake such defense pursuant to the terms and conditions of this Section 7.6), the other party (the “Non‑Defending Party”) shall reasonably cooperate with the Defending Party in such defense and make available to the Defending Party all witnesses, pertinent records, materials and information in the Non‑Defending Party’s possession or under the Non‑Defending Party’s control related thereto as is reasonably required by the Defending Party. The Defending Party shall also have the right to receive from the Non‑Defending Party copies of all pleadings, notices and communications with respect to such Third Party Claim that are in the possession of the Non‑Defending Party.
Section VII.7
Fraud, etc.. If any Buyer Indemnified Party asserts an indemnification claim based on fraud, willful breach or intentional misrepresentation, no limitations contained in this Agreement (including those set forth in Section 7.4 and Section 7.5) shall apply to such claim.
Section VII.8
Manner of Payment; Release of Escrow.
(a)
Subject to the terms of this Article VII, any indemnification obligations of the Unitholders to any Buyer Indemnified Parties pursuant to this Article VII shall be satisfied (i) first, to the extent there is a sufficient Escrow Amount, by release of funds to the Buyer Indemnified Parties from the Escrow Amount by the Escrow Agent pursuant to the Escrow Agreement by the joint instructions of Representative and Buyer, which release shall accordingly reduce the Escrow Amount, (ii) following depletion or release of the Escrow Amount to the Unitholders, by the Unitholders on a pro rata basis, provided that Buyer may, in its sole discretion at any time, choose to set-off any indemnification obligations of the Unitholders to any Buyer Indemnified Parties pursuant to this Section against Milestone Payments, Priority Review Voucher Payments, or Royalty Payments payable hereunder.
(b)
Promptly following the date that is fifteen (15) months after the Closing Date (the “Escrow Release Date”), following receipt of a joint instruction letter from Buyer and Representative, the Escrow Agent shall release, in accordance with such joint instructions and the Escrow Agreement, the then remaining balance of the Escrow Amount (to the extent not utilized to pay any Buyer Indemnified Parties for any indemnification claim) to the Representative for further distribution to the Unitholders in accordance with the Allocation Schedule, except that the Escrow Agent shall retain an amount (up to the total amount then-held by the Escrow Agent) equal to the amount of claims for indemnification under this Article VII asserted prior to the date that is fifteen (15) after the Closing Date but which are not yet resolved (“Unresolved Claims”). The amount of the Escrow Amount retained for Unresolved Claims shall be released by the Escrow Agent (to the extent not utilized to pay any Buyer Indemnified Parties for any such claims resolved in favor of such Buyer Indemnified Parties) upon their final and binding resolution in accordance with this Article VII and the Escrow Agreement.
Section VII.9
Tax Treatment of Indemnity Payments. Each of the Representative, the Unitholders and Buyer agree to treat any indemnity payment made pursuant to this Article VII as an adjustment to the Definitive Initial Purchase Consideration for all Tax purposes to the extent permitted by Applicable Law.

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Section VII.10
Exclusive Remedy. Except with respect to claims resulting from fraud, willful breach or intentional misrepresentation and other remedies that cannot be waived as a matter of law and injunctive relief (including specific performance), and except as set forth in Section 1.8, each Unitholder and Buyer agree that, from and after the date of this Agreement, this Article VII shall be the exclusive remedy with respect to any misrepresentation, breach or inaccuracy of the representations or warranties, or the nonfulfillment or breach of the covenants and agreements set forth in this Agreement.
Section VII.11
Release.
(a)
As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated hereby and for other good and sufficient consideration, each of the Unitholders, with the intention of binding himself, herself or itself and each of such Unitholder’s officers, directors, managers, employees, representatives, Affiliates, heirs, executors, administrators and assigns (the “Releasors”), hereby release, acquit and forever discharge Buyer, the Company, the Representative and each of their past and present Affiliates, officers, directors, managers, employees, representatives, and all Persons acting by, through, under, or in concert with such Persons (the “Releasees”), of and from any and all, expect from those explicitly granted under this Agreement, manner of action or actions, cause or causes of action, suits, arbitrations, demands, debts, contracts, agreements, promises, liability, Damages, or loss of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, direct, derivative, vicarious or otherwise, whether based in contract, tort, or other legal, statutory, or equitable theory of recovery, each as though fully set forth at length herein, (hereinafter, a “Released Claim”), which the Releasors now have or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, act, omission or thing whatsoever in any way arising out of, based upon, or relating to Unitholders ownership of Securities or other equity interest in the Company (the “Released Matters”); provided, however, that nothing set forth in this Section 7.11 shall affect the ability of any of such Unitholders to bring a Released Claim under this Agreement.
(b)
Each Unitholder represents and warrants to the Company and Buyer that there has been no assignment or other transfer of any interest in any Released Claim arising out of or based upon any of the Released Matters which such Unitholder may have against any of the Releasees.
(c)
Each Unitholder represents and warrants to the Company and Buyer that is has not filed, nor has as of the date of this Agreement, any Released Claims arising out of or based upon any of the Released Matters against any of the Releasees.
Section VII.12
TAMUS Limitations. Notwithstanding anything in this Agreement to the contrary, any obligations in this Agreement for TAMUS to indemnify, defend, protect, and hold harmless any Person, party, Affiliate, Third Party, or any other entity, such obligation is subject to the extent allowed by the laws of the State of Texas. Notwithstanding anything in this Agreement to the contrary, any obligation of TAMUS to represent and warrant, including variations thereof, in this Agreement is limited to only the obligation to represent. If there is a conflict between any other section of this Agreement and this Section 7.12, this Section 7.12 will control.

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article VIII

DEFINITIONS
Section VIII.1
Specific Definitions. Terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, if not otherwise defined herein shall have the meaning ascribed to such term in the Unitholder Option Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

“Accounting Firm” has the meaning set forth in Section 1.3(d).

“Action” means any action, suit, arbitration, demand, claim, complaint, hearing, examination, audit, investigation, demand letter, warning letter, proceeding or request for information of any nature, civil, criminal, regulatory, administrative or otherwise, whether at law or in equity, by or before a Governmental Authority.

“Actual Adjustment” means (a) the Definitive Initial Purchase Consideration as set forth on the Final Statement of Purchase Consideration minus (b) the Estimated Initial Purchase Consideration as set forth on the Estimated Initial Purchase Consideration Calculation.

“Affiliate” means, with respect to any specified Person, any other Person which, at the time of determination, directly or indirectly Controls, is Controlled by or is under common Control with such Person.

“Agreement” has the meaning set forth in the preamble.

“Allocation Schedule” has the meaning set forth in Section 1.4(b).

“Angelman Syndrome” means a rare genetic and neurological disorder characterized by severe developmental delay and learning disabilities; absence or near absence of speech and inability to coordinate voluntary movements (ataxia) caused by deletion or abnormal expression of the maternal UBE3A.

“Antitrust Authority” means any Governmental Authority with valid jurisdiction over applicable antitrust matters.

“Antitrust Filings” means any filings which are necessary under the HSR Act or any other applicable antitrust Law.

“Applicable Law” means any applicable federal, state, local, municipal, foreign or other law, order, judgment, rule, code, statute, regulation, constitution, resolution, principle of common law, requirement, variance, decree, writ, injunction, award, ruling notice, or ordinance issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Assets” means all tangible, intangible and other assets, Contracts, rights and properties used, held for use, owned or purportedly owned by the Company, to the extent used or held for use in the Business.

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“Base Consideration” has the meaning set forth in Section 1.3(a)(ii).

“Biomarker” means a defined characteristic that is measured as an indicator of normal biological processes, pathogenic processes, or responses to an exposure or intervention, including therapeutic interventions.

“Books and Records” means any material business records, financial books and records, minute books, stock record books, sales order files, purchase order files, engineering order files, warranty and repair files, supplier lists, customer lists, dealer, representative and distributor lists, studies, surveys, analyses, strategies, plans, forms, designs, diagrams, drawings, specifications, technical data, and production and quality control records and formulations.

“Business” or “business” means the business of the Company as conducted as of the Closing Date, including all activities conducted by or on behalf of the Company as of the Closing Date.

“Business Day” means any day that is not a Saturday or a Sunday or a day on which banks located in San Francisco, California are authorized or required to be closed.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnified Parties” has the meaning set forth in Section 7.1.

“Buyer Options” means the options granted to Buyer pursuant to the Unitholder Option Agreement.

“CA Approval” has the meaning set forth in Section 1.6(c)(1).

“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

“Cap” has the meaning set forth in Section 7.4(b).

“Cessation” means each Selling Party has ceased to Develop, Manufacture and Commercialize all Royalty-Bearing Products; provided that pauses in Development, Manufacturing or Commercialization due to a [***] shall not satisfy this definition of Cessation.

“Chosen Courts” has the meaning set forth in Section 9.5.

“Claim Notice” has the meaning set forth in Section 7.6(b)(i).

“Claims” has the meaning set forth in Section 7.6.

“Class A Common Units” has the meaning set forth in the recitals.

“Class B Common Units” has the meaning set forth in the recitals.

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“Clinical Studies” means human clinical trials anywhere in the world, including any Phase 1 Clinical Studies, Phase 2 Clinical Studies, Phase 3 Clinical Studies, or variations or subsets of such trials (for example, a Phase 2/3 clinical trial or Phase 1B Clinical Study).

“Clinical Study Report” means the final clinical study report for a Clinical Study of a Product.

“Closing” has the meaning set forth in Section 1.2.

“Closing Cash” means, as of the Closing, the amount of (a) cash held on hand or in deposit, checking or other similar accounts, including money market accounts, by or for the benefit of the Company, and (b) cash equivalents (including marketable securities) held by or for the benefit of the Company, in each case, determined in accordance with GAAP; provided, that Closing Cash shall (i) not include any deposits in transit or checks issued to the Company that have not been cashed as of immediately prior to Closing and (ii) be calculated net of any restricted cash or bank overdrafts.

“Closing Date” has the meaning set forth in Section 1.2.

“Closing Date Calculations” has the meaning set forth in Section 1.3(b).

“Closing Date Cash Payment” has the meaning set forth in Section 1.4(a)(iii).

“Closing Date Company Indebtedness” means the Company Indebtedness as of immediately prior to the Closing.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Combination Product” means a product that includes any Royalty-Bearing Product and [***] other than such Royalty-Bearing Product. Pharmaceutical dosage form vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients,” except in the case where such vehicle, adjuvant, or excipient is recognized by the U.S. Food and Drug Administration, or any successor agency thereto as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7).

“Commercialization” or “Commercialize” means all activities undertaken relating to the marketing, offering for sale or selling of a product to physicians and their patients, including packaging, labelling, advertising, education, planning, marketing, promotion, market and product support, sales representative detailing, medical support and post-marketing commitments.

“Commercially Reasonable Efforts” means, with respect to a party, the efforts and resources typically used by biotechnology or pharmaceutical companies similar in size and scope to such party to perform the obligation at issue, which efforts shall not be less than those efforts made with respect to other products at a similar stage of development or in a similar stage of product life, with similar developmental risk profiles, of similar market and commercial potential, taking into account the proprietary position of the products, the regulatory structure involved, Regulatory Authority-approved labeling, the profitability of the applicable products, issues of safety and efficacy, the likely timing of the product’s entry into the market, the likelihood of receiving Regulatory Approval, and other relevant scientific, technical and commercial factors but without regard to any payments owed under this Agreement.

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“Company” has the meaning set forth in the preamble.

“Company Benefit Plan” means each benefit or compensation plan, program, policy, arrangement, agreement, obligation, custom or practice, whether or not legally enforceable, including employment or consulting agreements, severance agreements or pay policies, stay or retention bonuses or compensation, executive or bonus or incentive compensation programs or arrangements, sick leave, vacation pay, patent award programs, salary continuation for disability, consulting, or other compensation arrangements, workers’ compensation, retirement, deferred compensation, bonus, stock option or purchase plans or programs, equity or equity-based arrangements, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, employee discount programs, meals, travel, or vehicle allowances, any plans providing benefits or payments in the event of a change of control, change in ownership or effective control, and any other benefit plan, agreement, program, policy, commitment or other arrangement (including any related funding mechanism now in effect or required in the future), whether formal or informal, oral or written, insured or self-insured, funded or unfunded or domestic or foreign, relating to any present, former or retired employee, officer, director, member or other service provider, or any dependent or beneficiary of any of the foregoing individuals, (a) that is sponsored or maintained by the Company, any of its subsidiaries or any of their respective ERISA Affiliates, (b) to which the Company, any of its subsidiaries or any of their respective ERISA Affiliates is required to contribute or has an obligation to contribute, or (c) under or with respect to which the Company or any of its subsidiaries has any current or potential Liability, whether contingent or otherwise.

“Company Employee Indebtedness” means, without duplication, the aggregate amount of any compensation or benefits owed to any current or former consultant, director, officer, employee or other service provider of the Company related to the transactions contemplated by this Agreement (including severance, retention, change of control and similar payment obligations or bonuses), even if further contingent on a cessation of employment or the provision of additional services, plus any payroll Taxes of the Company attributable to such compensation and benefits, together with any interest and penalties.

“Company In-Licenses” has the meaning set forth in Section 2.15(a)(xi).

“Company Indebtedness” means, without duplication, the aggregate amount of (a) any obligations of the Company for borrowed money, or with respect to deposits or advances of any kind to the Company, and any prepayment premiums, transaction premiums, penalties and any other fees and expenses paid to satisfy such indebtedness, (b) any obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (c) any obligations of the Company upon which interest charges are customarily paid (excluding trade accounts payable), (d) any obligations of the Company under conditional sale or other title retention agreements, (e) any obligations of the Company issued or assumed as the deferred purchase price of property or services (excluding obligations of the Company to creditors for goods and services incurred in the ordinary course of such Person’s business), (f) any capitalized lease obligations of the Company, (g) any deferred revenue obligations of the Company, (h) any obligations of others secured by any Lien (other than a Permitted Lien) on property or assets owned or acquired by the Company, whether or not the obligations secured thereby have been assumed, (i) any obligations of the Company under interest rate or currency swap transactions (valued at the termination value thereof), (j) any amounts owed with respect to drawn letters of credit issued for the account of the Company, (k) any obligations of the Company to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (l) any guaranties or arrangements having the economic effect of a guaranty by the Company of any indebtedness of any other Person, (m)

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any accrued interest or penalties on any of the foregoing and (n) unpaid income Taxes relating to any Pre-Closing Tax Period; provided, that for the sake of clarity, “Company Indebtedness” shall in no event include any Transaction Costs, and shall only include accounts payable to the extent aged at least thirty (30) days.

“Company Intellectual Property” means all (i) Company Owned Intellectual Property and (ii) Company Licensed IP.

“Company Licensed IP” means any Intellectual Property that is licensed to the Company from, or otherwise permitted to be used by the Company, including all Intellectual Property that is subject to a Company In-License that is set forth in Schedule 2.16(a)(i).

“Company Out-Licenses” has the meaning set forth in Section 2.15(a)(xi).

“Company Owned Intellectual Property” means all Intellectual Property owned or purported to be owned (in each case, solely or jointly) by the Company, including the Intellectual Property that is set forth on Schedule 2.16(a)(i).

“Company Pass-Through Expenses” means all outstanding reimbursable amounts due from Buyer to the Company for mutually agreed costs and expenses of work performed by the Company or its vendors on back-up compound program activities, expansion cohorts, and other costs and expenses that may be agreed in the performance of the Development Program, in each case for which Ultragenyx has agreed to reimburse the Company.

“Company Registrations” has the meaning set forth in Section 2.16(a)(i).

“Company Representative” means the Company’s officers, directors, controlling persons, unitholders, employees, representatives, agents, advisors and Affiliates.

“Confidential Information” has the meaning set forth in Section 6.2(a).

“Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement, dated as of February 14, 2019, by and between the Company and Buyer, as the same may be amended from time to time.

“Contract” means any contract, plan, undertaking, arrangement, concession, understanding, agreement, agreement in principle, franchise, permit, instrument, license, lease, sublease, note, bond, indenture, deed of trust, mortgage, loan agreement or other binding commitment, whether written or oral.

“Control” means, as to any Person, (a) the power to directly or indirectly cause the direction of the management and policies of such Person, whether through the direct or indirect ownership of voting securities, by contract or otherwise or (b) the ownership of at least twenty-five percent (25%) of the voting securities or other voting interest of any Person. The terms “Controlled by,” “under common Control with” and “Controlling” shall have correlative meanings. “Control” means, as to any Asset or any item of or rights in or to Intellectual Property, ownership or other legal authority or right of a Person (whether by license, other than pursuant to this Agreement, or otherwise) to grant the right to use such item or a license or sublicense to such Asset or under such Intellectual Property rights to any other Person, or to

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otherwise disclose proprietary or trade secret information to such other Person, without breaching the terms of any agreement with a Third Party.

“Copyright” means any copyrights in copyrightable works, including all rights of authorship, use, publication, reproduction, distribution, performance, transformation, moral rights and rights of ownership of copyrightable works, all registrations, applications for registration and renewals of any of the foregoing anywhere in the world, and all rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of copyright law anywhere in the world.

“Court Order” means any judgment, decision, writ, consent decree, injunction, ruling or order of any federal, state, local or other domestic or foreign court or Governmental Authority that is binding on any Person or its property.

“Cover”, “Covering” or “Covered” means (a) with reference to a Patent, that the Manufacture, use, offer for sale, sale, importation or exportation of a product or practice of a method would infringe a Valid Claim of such Patent in the country in which such activity occurs absent a license thereto (or ownership thereof), and, in the case of a Patent application, that the Manufacture, use, offer for sale, sale, importation or exportation of a product or practice of a method would infringe a pending claim thereof, considering such pending claim for the time period specified in the definition of “Valid Claim” assuming that such pending claim were to issue in such scope and form, and (b) with reference to Know-How, that the Manufacture, Development or Commercialization of a product or practice of a method incorporates, embodies or otherwise makes use of such Know-How.

“Damages” means all Liabilities, losses, claims, damages, diminution, lost profits, causes of action, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, Taxes, penalties, fines, interest (including interest from the date of such damages) and costs and expenses (including amounts paid in settlement, interest, court costs, costs of investigations, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation).

“Deductible” has the meaning set forth in Section 7.4(a).

“Default” means (a) any actual breach, violation or default, (b) the existence of circumstances or the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach, violation or default or (c) the existence of circumstances or the occurrence of an event that, with or without the passage of time or the giving of notice or both, would give rise to a right of termination, renegotiation or acceleration.

“Defending Party” has the meaning set forth in Section 7.6(b)(iv).

“Definitive Initial Purchase Consideration” has the meaning set forth in Section 1.3(b)(i).

“Definitive Net Working Capital” has the meaning set forth in Section 1.3(a).

“Definitive Net Working Capital Adjustment” has the meaning set forth in Section 1.3(a).

“Development” means Pre-Clinical Development and clinical drug development activities reasonably relating to the development of technology (including a compound or product) and submission

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of information regarding technology (including a compound or product) to a Regulatory Authority after Development, including Clinical Studies (including pre- and post-Regulatory Approval studies and statistical analysis), including Manufacturing of Product for the purpose of Development activities, but excluding Commercialization activities. When used as a verb, “Develop” means to engage in Development.

“Development Plan” has the meaning set forth in the Program Agreement.

“Disclosing Party” has the meaning set forth in Section 6.2(a).

“Disclosure Schedule” has the meaning set forth in the preamble to Article II.

“Dispute” has the meaning set forth in Section 9.5.

“Dollars” or “$” means the legal tender of the United States of America.

“Early Option Deadline” has the meaning set forth in the Unitholder Option Agreement.

“Effective Date of the Unitholder Option Agreement” means August 13, 2019.

“EMA” means the European Medicines Agency, or any successor thereto.

“Environment” means any surface water, ground water, drinking water supply, land surface or subsurface strata, or ambient air.

“Environmental Law” means, whenever in effect, any Law or Permit relating to protection of the Environment, human or worker health and safety, pollution or exposure of Persons or property to Hazardous Materials, including any Law (including administrative decisions or orders) pertaining to: (i) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Hazardous Materials or documentation related to the foregoing; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the Release, threatened Release, or accidental Release into the Environment, the workplace or other areas of Hazardous Materials, including emissions, discharges, injections, spills, escapes or dumping of Hazardous Materials; (v) transfer of interests in, or control of, real property which may be contaminated; (vi) community or worker right-to-know disclosures with respect to Hazardous Materials; (vii) the protection of wild life, marine life and wetlands, and endangered and threatened species; (viii) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (ix) indoor air quality; and (x) health and safety of employees and other persons.

“Environmental Matters” mean any Liability of the Company, or its predecessors (or any other Person for whose conduct any of them are or may be responsible), arising under any Environmental Law or relating to Hazardous Materials, whether arising under theories of contract, tort, negligence, successor or enterprise liability, strict liability or other legal or equitable theory, including (i) any failure to comply with Environmental Laws and (ii) any Liabilities arising from the presence of, Release or threatened Release of, or exposure of Persons or property to, Hazardous Materials.

“Equity Participation” means any (a) share, security, participation right and any other present or future right entitling the holder, absolutely or contingently (through the exercise of any subscription,

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conversion, exchange, option or similar right), to participate in the equity ownership, dividends or equity appreciation of another Person, including capital shares, membership interests, units, performance units, options, warrants, company appreciation rights, interests in “phantom” stock plans, restricted or contingent shares or profits interests, voting securities, share appreciation rights or equivalents, share loan purchase plans, convertible debentures or share bonus plans and (b) commitments to issue any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, trade or business (whether or not incorporated), any other entity, trade or business (whether or not incorporated) that is, or within the past six years was, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business (whether or not incorporated), or that is, or within the past six years was, a member of the same “controlled group” as the first entity, trade or business (whether or not incorporated) pursuant to Section 4001(a)(14) of ERISA.

“Escrow Agent” means Acquiom Clearinghouse LLC, a Delaware limited liability company.

“Escrow Agreement” has the meaning set forth in Section 5.1(a).

“Escrow Amount” equals, if this Agreement is entered into as a result of Buyer’s delivery of a Notice of Interest (x) on or before the Early Option Deadline, an amount equal to [***] Dollars ($[***]), and (y) after the Early Option Deadline but on or before the Interim Option Deadline, an amount equal to [***] Dollars ($[***]), and (z) after the Interim Option Deadline, an amount equal to [***] Dollars ($[***]), as the same may be increased by interest accrued thereon from time to time.

“Estimated Initial Purchase Consideration” has the meaning set forth in Section 1.3(a)(i).

“Estimated Initial Purchase Consideration Calculation” has the meaning set forth in Section 1.3(a).

“Estimated Net Working Capital” has the meaning set forth in Section 1.3(a)(iv).

“Estimated Net Working Capital Adjustment” has the meaning set forth in Section 1.3(a)(iii).

“[***]” means, with respect to a Royalty-Bearing Product, the earlier to occur of (i) [***], and (ii) [***].

“FDA” means the United States Food and Drug Administration, or any successor agency thereto.

“[***]” means, with respect to a Royalty-Bearing Product, [***] in accordance with Applicable Law.

“FD&C Act” has the meaning set forth in Section 2.20(a).

“Field” means the cure, mitigation, treatment, palliation, diagnosis or prevention of Angelman Syndrome.

“Final Statement of Purchase Consideration” has the meaning set forth in Section 1.3(d).

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“Financial Statements” has the meaning set forth in Section 2.4.

“First Commercial Sale” means, on a Royalty-Bearing Product‑by‑ Royalty-Bearing Product and country‑by‑country basis, the first commercial sale for end use or consumption in an arms’ length transaction of a Royalty-Bearing Product to a Third Party by Buyer or any of its Affiliates or Licensees in such country following receipt of applicable Regulatory Approval (including, where applicable, pricing or reimbursement approval) of such Royalty-Bearing Product in such country. First Commercial Sale will not include any distribution or other sale solely for patient assistance, named patient use, compassionate use, or other patient access programs, or test marketing programs or non‑registrational studies or similar programs or studies where the Royalty-Bearing Product is supplied without charge or at the actual Manufacturing cost thereof (with only nominal indirect costs or markup).

“Full Royalty Product” means the Lead Product alone or as a Combination Product.

“Fundamental Reps” has the meaning set forth in Section 7.4(a).

“GAAP” means U.S. generally accepted accounting principles.

“GDPR” has the meaning set forth in Section 2.25(e).

“Generic Competition” means, with respect to a Royalty-Bearing Product (the “Reference Product”) in a particular country on a form by form and strength by strength basis, when the Generic Products have, in the aggregate, achieved more than [***] of the market share in such country by [***] (based on data provided by a reliable Third Party data source mutually agreed to by Buyer and the Payments Administrator) of [***].

“Generic Product” means, with respect to the Reference Product in a particular country, any pharmaceutical product that (a) is marketed for sale by a Third Party not authorized by Buyer or any of its Affiliates, (b) receives Regulatory Approval (with or without pricing or reimbursement approval) in such country in full or partial reliance on the Regulatory Approval (but not necessarily pricing or reimbursement approval) of the Reference Product, and (c) is determined by a Regulatory Authority to be therapeutically equivalent to and substitutable with the Reference Product, it being acknowledged that the foregoing standard is intended to be generally consistent with the standard set forth in the introduction to the “Orange Book,” as amended from time to time, or any analogous or comparable standard in any country outside of the United States. For avoidance of doubt, in the United States, a “Generic Product” as defined herein includes one approved under Section 505(j) of the FD&C Act.

“Governmental Authority” means any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) international, multinational, federal, state, local, municipal, foreign or other government, agency or authority; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, division (including political subdivision), Regulatory Authority, commission, instrumentality, official, organization, unit, board, body or Person and any court or other tribunal).

“Hazardous Material” means any material, substance or waste that is subject to regulation, standards of conduct or liability under any Environmental Law, or has been designated by any Governmental Authority or by any applicable Environmental Law to be radioactive, toxic, a pollutant or

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contaminant, hazardous or otherwise a danger to health or the environment, including PCBs, asbestos, oil, petroleum and petroleum products (including fractions thereof), urea-formaldehyde, mold and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, or defined as a solid or hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, regulated under the Occupational Safety and Health Act, or the regulations promulgated pursuant to said Laws, or pursuant to analogous state Laws or regulations.

“Hazardous Materials Activities” means the treatment, distribution, transport, storage, use, management, handling, manufacture, sale, disposal or release of, arrangement or permission for the disposal of, or exposure of its employees or any Persons to, Hazardous Materials or any products containing a Hazardous Material.

“Healthcare Laws” means all Laws relating to patient care or human health and safety, including, as amended from time to time, any such Law pertaining to the research (including preclinical, nonclinical, and clinical research or studies), development, testing, production, manufacture, transfer, storing, distribution, approval, labeling, marketing, pricing, third-party reimbursement or sale of drugs, biological products and medical devices, including (i) the FD&C Act and the United States Public Health Service Act; (ii) any federal health care program (as such term is defined in 42 U.S.C. § 1320a-7b(f)), including those pertaining to providers of goods or services that are paid for by any federal health care program (as such term is defined in 42 U.S.C. § 1320a-7b(f)), including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code, Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act); and (iii) all related rules and regulations of (i) and (ii) and equivalent applicable Laws of other Governmental Authorities.

“HIPAA” means, collectively, the Health Insurance Portability and Accountability Act of 1996, as amended by the HITECH Act and the HIPAA Final Omnibus Rule issued on January 17, 2013 and all associated rules and regulations.

“HSR Act” means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended.

“IND” means (a) an Investigational New Drug Application to the FDA as described within 21 C.F.R. § 312.23, or (b) the equivalent application or submission to a Regulatory Authority in any other country, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

“IND Acceptance” means, with respect to the first Clinical Study of a Royalty-Bearing Product to be conducted in the United States, determination from the FDA that allows the IND and the commencement of such Clinical Study in the United States, provided that such determination will be deemed to have been made and given if the applicable statutory or regulatory response period has elapsed following confirmation by the FDA of its receipt of such IND (as confirmed either via a letter or fax) without imposition of a clinical hold by the FDA or any other notification by the FDA that the applicable Clinical Study cannot so proceed as contemplated by such IND and as a consequence, the Clinical Study may lawfully proceed as described in the applicable IND.

“Indemnified Party” has the meaning set forth in Section 7.6(b).

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“Indemnifying Party” has the meaning set forth in Section 7.6(b).

“Insurance Policies” has the meaning set forth in Section 2.21.

“Intellectual Property” means any of the following in any jurisdiction throughout the world and all rights associated therewith: (a) Patents and other indicia of ownership of an invention recognized or issued by or filed with any Governmental Authority; (b) Trademarks; (c) Internet domain names; (d) Copyrights; (e) Know-How; (f) software (including source code, executable code, systems, network tools, data, databases, applications, firmware and all related documentation); and (g) all other intellectual property and proprietary rights.

“Intellectual Property Registrations” means issued Patents, registered Trademarks, registered copyrights and designs, mask work registrations, Internet domain name registrations, and applications for each of the foregoing.

“Know-How” means all commercial, technical, scientific and other data, results, know-how and information, trade secrets, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, knowledge, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications and confidential and proprietary information (including biological, chemical, pharmacological, toxicological, clinical, safety, assay, study designs and protocol and related know-how and trade secrets, and manufacturing data, pre-clinical and clinical data, specifications of ingredients, manufacturing processes, formulation, specifications, sourcing information, quality control and testing procedures and related know-how and trade secrets), in all cases, whether or not confidential, proprietary, patented or patentable, in written, electronic or any other form now known or hereafter developed.

“Knowledge of the Company” means, with respect to the Company, the actual knowledge of Paula Evans, Allyson Berent, Deborah A. Guagliardo, Scott Dindot, Jennifer Panagoulias (or, in each case, any successor holding substantially comparable authority to any of the foregoing) and the knowledge that they would have if they had made reasonable and diligent inquiry of those employees and consultants and other persons who reasonably would be expected to have knowledge as to the relevant matter. “Know” and “Known” shall have correlative meanings.

“Lead Product” means the Royalty-Bearing Product that is the subject of the following clinical trial: “A Phase 1/2 Open-label, Multiple-dose, Dose-escalating Clinical Trial of the Safety and Tolerability of GTX-102 in Pediatric Patients With Angelman Syndrome (AS).”

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property.

“Liability” means any direct or indirect liability, debt, Company Indebtedness, Company Employee Indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, whether accrued, absolute, contingent, mature, unmature or otherwise and whether known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured.

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“Licensee” means a Third Party and any Affiliates to whom Buyer or its Affiliate grants rights to Develop, Manufacture, or Commercialize any Product, or any subsequent sublicensee and any Affiliates of such rights.

“Lien” means any adverse claim, mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, preference, priority or other security agreement, option, warrant, attachment, right of first refusal, preemption, conversion, put, call or other claim or right, restriction on transfer, or preferential arrangement of any kind or nature whatsoever (including any restriction on the transfer of any assets), any conditional sale or other title retention agreement and any financing lease involving substantially the same economic effect as any of the foregoing.

“MAA” means a marketing authorization application for approval to market a pharmaceutical product for human use in a country or group of countries outside the U.S., as defined in the applicable Laws and filed with the applicable Regulatory Authority of a given country or group of countries.

“[***]” means [***].

“Manufacturing” means all activities directed to sourcing of necessary raw materials, manufacturing, producing, processing, testing, filling, finishing, packaging, labeling, quality assurance testing, release, shipping and holding of a product (or any intermediate or component of such product). When used as a verb, “Manufacture” means to engage in Manufacturing.

“Material Adverse Effect” means any result, occurrence, fact, change, development, condition, event, effect or other matter that, individually or in the aggregate with any other results, occurrences, facts, changes, developments, conditions, events, effects or other matter, has had, has or could reasonably be expected to have or give rise to a material adverse effect on or material adverse change to (a) the Company’s Development of Products, assets, liabilities or condition (financial or otherwise) of the Company or (b) the ability of the Company or the Unitholders to consummate the transactions contemplated hereby or to perform their respective obligations hereunder in a timely manner. Notwithstanding the foregoing, solely for purposes of the foregoing clause (a), no result, occurrence, fact, change, development, condition, event, effect or other matter shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent resulting from (i) conditions generally affecting the United States economy as a whole or the economy of any jurisdiction in which the Company has material operation or (ii) changes in GAAP or changes in any Laws.

“Material Contracts” has the meaning set forth in Section 2.15(a).

“Milestone Payments” has the meaning set forth in Section 1.6(a).

“NDA” means a New Drug Application to market a pharmaceutical product in the United States, as defined in 21 C.F.R. § 314.3 and filed with the FDA.

“Negotiation Period” means the [***] period beginning on the date on which Buyer gives Representative written notice of Cessation.

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“Net Sales” means, with respect to the Royalty-Bearing Products, the gross amount invoiced for all commercial sales of such Royalty-Bearing Products by Buyer and its Affiliates (including, after the Closing, the Company) or Licensees (each, a “Selling Party”) to a Third Party (other than another Selling Party), less the following deductions actually incurred or paid or otherwise accrued, allowed, reserved or allocated in accordance with GAAP and reported in Buyer’s financial statements:

(i)
normal and customary trade, cash and quantity discounts, allowances and credits for such Royalty-Bearing Products;
(ii)
fees paid, reserves, and allowances to distributors and discounts (including cash, quantity and patient program discounts), charge-back payments, rebates and similar payments granted to customers, wholesalers, distributors, buying groups, retailers, health care insurance carriers, pharmacy benefit management companies, health maintenance organizations, managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers;
(iii)
credits or allowances actually granted for price adjustments (including retroactive price adjustments), damaged goods, spoiled product, claims, recalls, rejections or returns of such Royalty-Bearing Products, including such Royalty-Bearing Products returned in connection with withdrawals;
(iv)
freight out, postage, customs charges, shipping and insurance charges for delivery of such Royalty-Bearing Products; and
(v)
taxes or duties levied on, absorbed or otherwise imposed on the sale of such Royalty-Bearing Products, including value-added taxes, or other governmental charges otherwise imposed upon the billed amount, as adjusted for rebates and refunds, to the extent not paid by the Third Party, and annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other successor or comparable laws.

Sales and other transfer of Royalty-Bearing Products between Selling Parties and any dispositions of any Royalty-Bearing Products for pre-clinical or clinical testing required in connection with obtaining Regulatory Approval of any Royalty-Bearing Products shall not give rise to Net Sales. Net Sales shall be calculated in accordance with GAAP so as to arrive at “net sales” under GAAP as reported by such Selling Party, as applicable, in such Person’s financial statements.

“Non-Defending Party” has the meaning set forth in Section 7.6(b)(iv).

“Notice of Exercise” has the meaning set forth in the Unitholder Option Agreement.

“Notice Period” has the meaning set forth in Section 7.6(b)(ii).

“NWC Target Amount” means $[***].

“Operating Agreement” has the meaning set forth in Section 1.4(b).

“Option” has the meaning set forth in the recitals.

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“Patents” means (a) all patents and patent applications (provisional and non-provisional) anywhere in the world, including PCT applications, (b) all divisionals, continuations, continuations in-part thereof, or any other patent application claiming priority, or entitled to claim priority, directly or indirectly to (i) any such patents or patent applications or (ii) any patent or patent application from which such patents or patent applications claim, or is entitled to claim, direct or indirect priority, and (c) all patents issuing on any of the foregoing anywhere in the world (including from PCT applications), together with all registrations, reissues, re-examinations, patents of addition, utility models or designs, renewals, supplemental protection certificates, or extensions of any of the foregoing and counterparts thereof anywhere in the world.

“Permit” means all certifications (including those of standards-setting organizations), licenses, permits, franchises, approvals, authorizations, exemptions, certificates, accreditations, notices to, consents or orders of, filings with, or any similar rights from any trade association, any standards-setting organization or any Governmental Authority required for the operation of the Business.

“Permitted Lien” means any (a) landlord’s, mechanic’s, carrier’s, workmen’s, repairmen’s or other similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not due and payable but which are accounted for in the calculation of Net Working Capital, (b) statutory Lien for Taxes that are not yet due and payable or which are being contested in good faith by appropriate proceedings and are reserved for in full on the most recent Financial Statements in accordance with GAAP, and (c) any other condition, easement and reservation of rights (including any easement and reservation of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes), encroachment, covenant or restriction that does not detract in any material respect from the use of the Assets in the operation of the Business.

“Person” means any individual, a limited liability company, a joint venture, a corporation, a company, a partnership, an association, a business trust, a trust, a Governmental Authority, an agency of the State of Texas, an institution of higher education, a division or operating group of any of the foregoing or any other entity or organization.

“Personal Information” has the meaning set forth in Section 2.25(a).

“Phase 1 Clinical Study” means a human clinical trial of a product designed to satisfy the requirements of 21 C.F.R. § 312.21(a) and is intended to determine the metabolism and pharmacologic actions of the drug in humans, the side effects associated with increasing doses and, if possible, to gain early evidence of efficacy, or any comparable trial under Applicable Laws in the United States.

“Phase 1A Clinical Study” means a human clinical trial of a product, the principal purpose of which is a preliminary determination of safety, pharmacokinetic, and pharmacodynamic parameters in healthy individuals or patients, or a similar clinical study prescribed by the Regulatory Authorities in the United States.

“Phase 1B Clinical Study” means a human clinical trial of a product: (a) the principal purpose of which is to evaluate safety and tolerability of the drug following repeat dosing in patients and (b) the secondary purpose of which is to evaluate biomarker-based and clinical endpoint-based trends of efficacy, conducted after the initiation of an initial Phase 1 Clinical Study or Phase 1A Clinical Study of such Product, prior to commencement of Phase 2 Clinical Studies or Phase 3 Clinical Studies, and that is designed to

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provide (itself or together with other available data) evidence of sufficient safety and clinical activity to enable the decision to proceed to a Phase 2 Clinical Study.

“Phase 2 Clinical Study” means a human clinical trial of a product designed to satisfy the requirements of 21 C.F.R. § 312.21(b) and intended to explore dose response and duration of effect, and to generate data on side effects and clinical efficacy for a particular indication or indications in a target patient population, or any comparable trial under Applicable Laws of the United States.

“Phase 3 Clinical Study” means a human clinical trial of a product designed to satisfy the requirements of 21 C.F.R. § 312.21(c) and is intended to (a) establish that the product is safe and efficacious for its intended use, (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product, or any comparable trial under Applicable Laws of the United States.

“Pre-Clinical Development” means activities reasonably relating to the discovery, research and pre-clinical development of a compound or product, including toxicology, pharmacology and other discovery, optimization and pre-clinical efforts, test method development and stability testing, Manufacturing process development, formulation development, delivery system development, and quality assurance and quality control development, but excluding Clinical Studies (including pre- and post-Regulatory Approval studies and statistical analysis) and Commercialization activities.

“Pre-Closing Tax Period” means any taxable period or portion thereof ending on or before the Closing Date.

“Priority Review Voucher” means a priority review voucher awarded by the FDA pursuant to Section 529(a) of the FD&C Act to Buyer in connection with a rare pediatric disease product application for a Royalty-Bearing Product, or an equivalent voucher under a superseding law related to an FDA Approval.

“Priority Review Voucher Payments” has the meaning set forth in Section 1.6(a).

“Product” means (a) the Lead Product, (b) any other antisense oligonucleotides capable of modulating UBE3A expression, (c) any pharmaceutical composition or preparation that constitutes, incorporates, comprises, or contains the Lead Product or any oligonucleotide referenced in clause (b) of this definition, alone or as a Combination Product, and (d) any pharmaceutical composition that is Covered by the Company Intellectual Property, in each case in any presentation, form or formulation (including different dosage strengths) for any use.

“Profits Interests” has the meaning set forth in the recitals.

“Purchase Consideration Dispute Notice” has the meaning set forth in Section 1.3(d).

“Real Property” means all interests in real property including fee estates, leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, together with any additions thereto or replacements thereof.

“Receiving Party” has the meaning set forth in Section 6.2(a).

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“Reduced Royalty Product” shall mean any Royalty-Bearing Product that is not a Full Royalty Product.

“Regulatory Approval” means all approvals necessary for the Manufacture and Commercialization of a product in a country or regulatory jurisdiction (including an NDA or MAA), which may include satisfaction of all applicable regulatory and notification requirements.

“Regulatory Authority” means, with respect to a jurisdiction, any national (e.g., the FDA or the EMA), supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority regulating or otherwise exercising authority with respect to the development, manufacture, commercialization and sale of drug products, including the FDA and EMA.

“Regulatory Materials” means: (i) regulatory applications, submissions and approvals (including all INDs, NDAs, BLAs and foreign counterparts thereof) (and any supplements or amendments thereto) that relate to the Business or the Product; (ii) any notifications, communications, correspondence, minutes of meetings or telephone conversations, registrations, letters of authorization for master files, or other filings made to, received from or otherwise conducted with FDA and other Governmental Authorities; (iii) records and other materials maintained to comply with applicable Healthcare Laws (e.g., regarding good laboratory practice, good clinical practice and good manufacturing practice, as applicable); and (iv) records that are necessary in order to obtain Permits from Governmental Authorities under applicable Healthcare Laws for the research (including preclinical, nonclinical and clinical research or studies), development, testing, production, manufacture, transfer, distribution, approval, labeling, marketing, pricing, third-party reimbursement or sale of drugs, biological products and medical devices and all amendments, supplements, supporting files, data, studies, and reports relating thereto (in hard and electronic form) and all technical and other information contained therein, and all correspondence with the FDA and other Governmental Authorities relating to the foregoing, that, in each case, are in the possession of or controlled by the Company, whether generated, filed or held by or for the Company.

“Related Party” means any Affiliate of the Company or any current or former officer, director, Unitholder or employee of the Company or an Affiliate or immediate family member of such a Person.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the Environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials).

“Released Claim” has the meaning set forth in Section 7.11(a).

“Released Matters” has the meaning set forth in Section 7.11(a).

“Releasees” has the meaning set forth in Section 7.11(a).

“Releasors” has the meaning set forth in Section 7.11(a).

“Representative” has the meaning set forth in the preamble.

“Representative’s Fund” has the meaning set forth in Section 1.7(e).

“Representative Losses” has the meaning set forth in Section 1.7(d).

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“Review Period” has the meaning set forth in Section 1.3(d).

“Royalty-Bearing Product” means any Product (a) whose manufacture, use, sale, offer for sale or import is Covered by a Valid Claim of a Patent within the Company Intellectual Property, where such Patent (i) is in existence as of the Closing Date, (ii) claims priority to a Patent in existence within the Company Intellectual Property as of the Closing Date, or (iii) is the subject of an invention disclosure provided to the Company’s patent counsel prior to the Closing Date and is shared with Buyer’s patent counsel promptly following the Closing Date, (b) that was developed using Know-How in existence as of the Closing Date contained within the Company Intellectual Property, (c) that is manufactured using Know-How in existence as of the Closing Date contained within the Company Intellectual Property, or (d) that, when used, practices Know-How in existence as of the Closing Date contained within the Company Intellectual Property.

“Royalty Payments” has the meaning set forth in Section 1.6(a).

“Royalty Term” has the meaning set forth in Section 1.6(f)(iii).

“Selling Parties” has the meaning set forth in the definition of “Net Sales.”

“Series A Preferred Units” has the meaning set forth in the recitals.

“Straddle Period” has the meaning set forth in Section 6.3(e).

“Survival Date” has the meaning set forth in Section 7.5(a).

“TAMUS” has the meaning set forth in the Unitholder Option Agreement.

“Tax” (including with correlative meaning the terms “Taxes” and “Taxable”) means (a) any taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities, including income, gross receipts, corporation, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, imputed underpayment, employment, unemployment, insurance, social security, national insurance, business license, production, goods and services, business organization, environmental, workers compensation, payroll, profits, severance, stamp, occupation, escheat, windfall profits, customs duties, franchise, estimated and other taxes, customs, duties or government fee, or other like assessment or charge of any kind whatsoever imposed by any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to such items or any contest or dispute thereof and (b) any liability of any Person for the payment of amounts of the type described in clause (a) as a transferee, successor or payable pursuant to a contractual obligation.

“Tax Matter” has the meaning set forth in Section 6.3(c).

“Tax Return” means any reports, returns (including information returns), declarations, claim for refund or statements relating to Taxes, including any schedule or attachment thereto and any related or supporting workpapers or information with respect to any of the foregoing, including any amendment thereof required to be filed with or submitted to any Governmental Authority in connection with the

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determination, assessment, collection or payment of Taxes or in connection with the administration, implementation or enforcement of or compliance with any legal requirement relating to any Tax.

“Third Party” means any Person other than any of the Parties hereto or their respective Affiliates.

“Third Party Claim” has the meaning set forth in Section 7.6(b).

“Total Purchase Consideration” means the Definitive Initial Purchase Consideration, Milestone Payments, Priority Review Voucher Payments, and Royalty Payments actually paid to the Unitholders.

“Trademarks” means trademarks, service marks, trade dress, trade names, logos, slogans, corporate names, doing business designations, and all other indicia of origin, and all registrations, applications for registration and renewals of the foregoing anywhere in the world, and all goodwill associated with the foregoing.

“Transaction Costs” means the fees, costs, expenses and disbursements of the Company to its respective agents, representatives, brokers, finders, financial advisors, accountants and counsel, incurred in connection with (i) the process by which the Company or the Unitholders solicited, discussed and negotiated strategic alternatives or this Agreement, the Unitholder Option Agreement and the other Transaction Documents or the transactions contemplated hereby, (ii) the preparation and submission of any filing or notice required to be made by the Company in connection with the transactions contemplated by the Transaction Documents, or (iii) the obtaining of any consent, waiver or approval required to be obtained by the Company in connection with the transactions contemplated hereby and under the Transaction Documents, but, in each case of clauses (i) - (iii) solely to the extent such fees, expenses and disbursements remain unpaid as of the Closing and to the extent that Buyer has not agreed to bear such fees, expenses and disbursements. In the event the Representative elects to have the Escrow Amount invested in an interest bearing account, Transaction Costs shall also include all incremental fees and expenses payable to the Escrow Agent above what such expenses would have been for a non-interest bearing account.

“Transaction Documents” means this Agreement, the Unitholder Option Agreement, the Escrow Agreement, the Program Agreement and each of the other agreements and instruments contemplated hereby and thereby to be executed by the Company, Buyer, a Unitholder, the Representative or any of their respective Affiliates.

“Transfer Taxes” means all transfer, stock transfer, documentary, sales, use, value-added stamp, registration and other similar Taxes and fees, including stamp duty (including any penalties and interest).

“UBE3A” means the gene encoding for the ubiquitin protein ligase E3A, which is also known as E6AP ubiquitin-protein ligase (E6AP).

“UK Approval” has the meaning set forth in Section 1.6(c)(2).

“Units” has the meaning set forth in the recitals.

“Unitholders” has the meaning set forth in the preamble.

“Unitholder Indemnified Parties” has the meaning set forth in Section 7.3.

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“Unitholder Option Agreement” has the meaning set forth in the recitals.

“Unresolved Claims” has the meaning set forth in Section 7.8(b).

“Valid Claim” means a claim of (a) an issued Patent that has not expired, lapsed, abandoned, dedicated to the public or been held permanently unenforceable, invalid or revoked by a Governmental Authority of competent jurisdiction in an order or decision from which no appeal has been taken within the time allowed for appeal or can be taken, including through opposition, reexamination, reissue, disclaimer, post grant review (PGR) or inter partes review (IPR); or (b) a pending Patent application that has not expired or been irrevocably abandoned or irrevocably rejected and which has been pending for no more than ten (10) years from the date of filing of the earliest priority Patent application to which such pending Patent application is entitled to claim benefit.

Section VIII.2
Usage. The defined terms herein shall apply equally to both the singular and plural forms of the terms defined, and if a word or phrase is defined, the other grammatical forms of such word or phrase have a corresponding meaning. “Will” has the same meaning and effect as the word “shall” and vice versa. References to the word “any” mean “any and all” unless otherwise clearly indicated by context. References to this “Agreement” or any other agreement or document shall be construed as references to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to “Articles”, “Sections” and “Exhibits” shall be deemed to be references to Articles and Sections of and Exhibits to this Agreement unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “or” is not exclusive. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. Unless otherwise expressly provided, wherever the consent of any Person is required or permitted herein, such consent may be withheld in such Person’s sole and absolute discretion.
article IX

GENERAL
Section IX.1
Notices. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by e-mail (with confirmation of receipt), by registered or certified mail, postage prepaid, or by nationally recognized overnight courier service, as follows:

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If to Buyer or the Company:	With a required copy to (which shall not constitute notice):
Ultragenyx Pharmaceuticals, Inc. 60 Leveroni Court Novato, CA 94949 Attn: Chief Business Officer Telephone: [***] Email: [***]	Goodwin Procter LLP 100 Northern Ave. Boston, MA 02110 Attention: Kingsley Taft Telephone: [***] Email: [***]
If to the Unitholder Representative:	With a required copy to (which shall not constitute notice):
GeneTx Biotherapeutics, LLC Information to be provided under separate cover	Saul Ewing Arnstein & Lehr LLP 1919 Pennsylvania Avenue N.W., Suite 550 Washington, DC 20006 Attention: Jay G. Reilly Telephone: [***] Email: [***]

If to the Unitholders: to the address, phone or e-mail opposite each Unitholder’s name on such Unitholder’s signature page hereto;

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given (a) as of the date so delivered or e-mailed, (b) one Business Day after it is sent for next Business Day delivery via a reputable nationwide overnight courier service, (c) four Business Days after it is sent by registered or certified mail, and (d) if given by any other means, shall be deemed given only when actually received by the addressees.

Section IX.2
Entire Agreement. This Agreement (which includes the Disclosure Schedule, the other Schedules hereto and the Exhibits hereto), the other Transaction Documents, and all other agreements contemplated hereby sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Any previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, including the Confidentiality Agreement, are superseded by this Agreement and any information disclosed under the Confidentiality Agreement shall be deemed to have been disclosed under this Agreement. Each of the Disclosure Schedule, Schedules and Exhibits is incorporated into this Agreement by this reference and expressly made a part hereof.
Section IX.3
Successors and Assigns. This Agreement and the rights of the parties hereunder may not be assigned without the prior written consent of the other parties hereto (except by operation of Law) and shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors, heirs and legal representatives; provided that notwithstanding the foregoing, Buyer may assign any or all of its rights, obligations or Liabilities hereunder to any of its Affiliates following advance written notice of such assignment to the Representative; provided, further, that no assignment shall

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relieve any party of its obligations hereunder. Any attempted assignment in violation of the provisions hereof shall be null and void and have no effect.
Section IX.4
Counterparts; Delivery by Electronic Means or E-mail. This Agreement may be executed in multiple counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. For purposes of this Agreement, .PDF or other electronic signatures shall be deemed originals.
Section IX.5
Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)
This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the internal Laws of the State of Delaware, except for any claims or causes of action brought by or against TAMUS arising out of or relating to this Agreement as such claims must be governed by the internal Laws of the State of Texas.
(b)
Each of the Parties hereby irrevocably and unconditionally consents to submit any dispute arising under or in connection with this Agreement, any agreement, document or instrument entered into pursuant to this Agreement, or the transactions contemplated hereby, with respect to any provision of this Agreement or any agreement entered into pursuant to this Agreement (a “Dispute”) to the sole and exclusive jurisdiction of any state or federal courts located in the State of Delaware (the “Chosen Courts”). Each party agrees not to commence any litigation relating to any Dispute except in the Chosen Courts, waives any objection to the laying of venue of any such litigation in the Chosen Courts, agrees not to plead or claim in any Chosen Court that such litigation brought therein has been brought in any inconvenient forum. Each of the Parties hereto agrees that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt. Service made pursuant to the preceding sentence above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. Notwithstanding the dispute resolution procedures set forth in this Section 9.5, in the event of an actual or threatened breach of this Agreement, the aggrieved party may seek equitable relief (including restraining orders, specific performance or other injunctive relief), without first submitting to any dispute resolution procedures hereunder. Further, notwithstanding the foregoing, this Section 9.5(b) shall not apply to TAMUS.
(c)
EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO (OTHER THAN TAMUS) HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
Section IX.6
Specific Performance. Each party hereto acknowledges that the parties hereto will be irreparably harmed and that there will be no adequate remedy at law for any violation by any party of any of the covenants or agreements contained in the Transaction Documents. It is accordingly agreed that, in addition to any other remedies which may be available upon the breach of any such covenants or

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agreements, each of the parties hereto shall have the right, prior to any termination of this Agreement, to injunctive relief to restrain a breach or threatened breach of, or otherwise to seek to obtain specific performance of, any other party’s covenants and agreements contained in the Transaction Documents, in the Chosen Courts, in addition to any other remedy to which it may be entitled, at law or in equity, and each party hereto waives any requirement for the securing or posting of any bond or security in connection with any such remedy.
Section IX.7
Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.
Section IX.8
Amendment; Waiver. Any provision of this Agreement may be modified, supplemented or waived only by an instrument in writing duly executed by (a) the Representative and (b) Buyer. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party. As to TAMUS, the Representative must obtain written approval from TAMUS for any modification or waiver to or of this Agreement before it becomes effective against TAMUS.
Section IX.9
Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended, nor will be interpreted, to provide or to create any Third Party beneficiary rights or any other rights of any kind in any client, customer, Affiliate, stockholder, officer, director, employee or partner of any party hereto or any other Person, other than (a) the parties hereto and (b) the Buyer Indemnified Parties (who shall be Third Party beneficiaries of Section 7.6).
Section IX.10
Mutual Drafting. This Agreement is the mutual product of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of each of the parties, and shall not be construed for or against any party hereto.
Section IX.11
Further Representations. Each party to this Agreement acknowledges and represents that it has been represented by its own legal counsel in connection with the transactions contemplated hereby, with the opportunity to seek advice as to its legal rights from such counsel. Each party further represents that it is being (or has had the opportunity to be) independently advised as to the tax consequences of the transactions contemplated hereby and is not relying on any representation or statements made by any other party as to such tax consequences.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Unit Purchase Agreement as of the day and year first written above.

BUYER: ULTRAGENYX PHARMACEUTICAL INC.

By: /s/ Emil D. Kakkis, M.D., Ph.D.

Name: Emil D. Kakkis, M.D., Ph.D.

Title: President and Chief Executive Officer

COMPANY: GENETX BIOTHERAPEUTICS LLC

By: /s/ Paula Evans

Name: Paula Evans

Title: Chief Executive Officer

REPRESENTATIVE: Deborah A. Guagliardo

solely in her capacity as the Representative

/s/ Deborah Guagliardo

UNITHOLDERS:

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